                                                                     Exhibit 3.1
                                                                     -----------

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               AMPEX INCORPORATED

     It is hereby certified that:

     FIRST: (a) The present name of the Corporation (hereinafter called the "Corporation") is Ampex Incorporated.

          (b) The name under which the Corporation was originally incorporated was Ampex Delaware Incorporated, and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 22, 1992.

     SECOND: The Certificate of Incorporation of the Corporation is hereby amended in its entirety pursuant to the Restated Certificate of Incorporation hereinafter provided for.

     THIRD: The provisions of the Certificate of Incorporation of the Corporation as heretofore amended and supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of Ampex Incorporated without any further amendments other than the amendments herein certified and without any discrepancy between the provisions of the Certificate of Incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

     FOURTH: The amendments and the restatement of the Restated Certificate of Incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Section 242 and of Section 245 of the General Corporation Law of the State of Delaware ("GCL").

     FIFTH: The Certificate of Incorporation of the Corporation, as amended and restated herein, shall at the effective time of this Restated Certificate of Incorporation, read as follows:

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               AMPEX INCORPORATED

                                   ARTICLE ONE

     1.1. Name. The name of the Corporation (hereinafter called the
          -----
"Corporation") is Ampex Incorporated.

                                   ARTICLE TWO

     2.1. Registered Office and Agent. The address of the registered office of
          ----------------------------
the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

                                  ARTICLE THREE

     3.1. Purpose. The purpose of the Corporation is to engage in any lawful act
          --------
or activity, without limitation, for which corporations may be organized under the GCL.

                                  ARTICLE FOUR

     4.1. Capital Stock. The total number of shares of capital stock which the
          --------------
Corporation shall have the authority to issue is 71,000,000, consisting of three classes of capital stock: 50,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"); 20,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock"); and 1,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock").

     4.2. Designations, Preferences, etc. The designations, preferences, powers,
          -------------------------------
qualifications and special or relative rights or privileges of the capital stock of the Corporation shall be as set forth below in ARTICLE FIVE and ARTICLE SIX.

                                  ARTICLE FIVE

     5.1. Common Stock; Identical Rights. As used in this Restated Certificate
          -------------------------------
of Incorporation, the term "Common Stock" shall refer collectively to the Class A Common Stock and the Class B Common Stock. Except as expressly provided otherwise in this ARTICLE FIVE or as required by law, all shares of Common Stock ("Common Shares") shall be identical and shall entitle the holders thereof to the same rights and privileges.

     5.2. Dividends. Subject to any preferences which may be granted to holders
          ----------
of Preferred Stock, the Board of Directors of the Corporation may cause dividends to be declared and paid on outstanding shares of Common Stock out of funds legally available for the payment of dividends. When, as and if such dividends are declared by the Corporation's Board of Directors, whether payable in cash, property, or securities of the Corporation, the holders of Common Stock shall be entitled to share equally in, and to receive in accordance with the number of shares of Common Stock held by each such holder, all such dividends, except that if dividends are declared that are payable in shares of Common Stock, such stock dividends shall be payable at the same rate on the shares of each class of Common Stock and shall be payable only in shares of Class A Common Stock ("Class A Shares") to holders of Class A Shares and in shares of Class B Common Stock ("Class B Shares" and, together with the Class A shares, the "Common Shares") to holders of Class B Shares.

     5.3. Stock Splits. The Corporation shall not in any manner subdivide or
          -------------
combine (by any stock split, reclassification, stock dividend, recapitalization, consolidation or otherwise) the outstanding shares of any class of Common Shares unless the outstanding shares of all classes of Common Shares shall be subdivided or combined proportionately and in the same manner.

     5.4. Liquidation Rights. Upon any voluntary or involuntary liquidation,
          -------------------
dissolution or winding-up of the affairs of the Corporation, after payment to all creditors of the Corporation of the full amounts to which they shall be entitled and subject to any preferential or other rights of the holders of any outstanding shares of Preferred Stock, the holders of all classes of Common Stock shall be entitled to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the stockholders of the Corporation, whether such assets are capital, surplus or earnings.

     For the purposes of this Section 5.4, neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

     5.5. Voting Rights. Except as otherwise required by law or provided below
          --------------
in this Section 5.5, and subject to the voting rights of any outstanding shares of Preferred Stock, the approval of all matters brought before the stockholders of the Corporation shall require the affirmative vote of the holders of a majority in voting power of the Common Shares that are present in person or represented by proxy and voting as a single class, with each Class A Share and each Class B Share being entitled to one vote.

          5.5.1. Election of Directors. In the election of directors: (i) the
                 ----------------------
holders of Class A Shares shall be entitled, by separate class vote, exclusive of all other stockholders, to elect by plurality vote one of the Corporation's directors; (ii) for so long as the number of outstanding Class B Shares represents at least five percent (5%) of the combined voting power of all outstanding Common Shares, the holders of Class B Shares shall be entitled, by separate class vote, exclusive of all other stockholders, to elect by plurality vote two of the Corporation's directors; and (iii) subject to the voting rights of any outstanding Preferred Stock, all other directors to be elected from time to time shall be elected by plurality vote of the holders of Common Shares, voting as a single class.

          5.5.2. Removal of Directors. The holders of Class A Shares shall be
                 ---------------------
entitled, by separate class vote, exclusive of all other stockholders, to remove without cause the director elected exclusively by holders of Class A Shares pursuant to Section 5.5.1 above. For so long as the number of outstanding Class B Shares represents at least five percent (5%) of the combined voting power of all outstanding Common Shares, the holders of Class B Shares shall be entitled, by separate class vote, exclusive of all other stockholders, to remove without cause either or both of the two directors elected exclusively by such holders of Class B Shares pursuant to Section 5.5.1 above. Subject to the voting rights of any outstanding Preferred Stock, the holders of the outstanding Common Shares, voting as a single class, shall be entitled to remove all other directors.

          5.5.3. Number of Directors. The number of directors which shall
                 --------------------
constitute the whole Board of Directors
shall be no less than three, and shall be fixed and may be altered from time to time solely by resolution of the Board of Directors. The affirmative vote of the holders of at least a majority in voting power of the outstanding shares of each class of Common Stock, voting as separate classes, shall be required in order to amend or repeal the provisions of this Section 5.5.3.

          5.5.4. Foreign Ownership. Notwithstanding any other provision of this
                 ------------------
Restated Certificate of Incorporation, Class A Shares owned of record or beneficially by any Restricted Foreign Holder (defined below) shall not be entitled to vote on any matter submitted to a vote of stockholders and shall not be considered in determining whether any voting level set forth in this Restated Certificate of Incorporation has been met. For purposes of this Section, a "Restricted Foreign Holder" is any person identified by name or status by the United States Department of Defense ("DoD") in any notice to the Corporation, whether written or oral, advising the Corporation that such person's ownership of Common Stock is the subject of an investigation, inquiry or other action with respect to foreign ownership, control or influence of or on the Corporation which could adversely affect the Corporation's facility security clearances granted to it by the United States government to enable the Corporation to perform classified government contracts. Upon receipt by the Corporation of notice of any final determination by the DoD that such person's ownership of Common Stock of the Corporation will not adversely affect the Corporation's security clearance, such person shall no longer be a Restricted Foreign Holder. If the DoD's final determination is that such person's ownership of Common Stock adversely affects the Corporation's U.S. government facility security clearances, then such person shall continue to be a Restricted Foreign Holder for so long as such final determination remains in effect. Within 10 days of receipt of any such notice of investigation, inquiry, other action or final determination, the Corporation shall send notice thereof, and of the consequences hereunder thereof, to any affected Restricted Foreign Holder.

     All certificates for the Corporation's Class A Shares shall bear the following legend to reflect the requirements of this Section:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE

          CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF AN INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

          5.5.5. Written Consent of Stockholders. No action that is required or
                 --------------------------------
permitted to be taken by the stockholders of the Corporation may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors of the Corporation.

     5.6. Conversion Rights
          -----------------

          5.6.1. Automatic Conversion. Each Class B Share shall convert
                 ---------------------
automatically into one fully paid and non-assessable Class A Share upon the date on which (i) either the holder of such Class B Share surrenders such Class B Share for transfer to any transferee that is not an Affiliate (defined below) of Sherborne Holdings Incorporated, a Delaware corporation ("SHI"), or the holder of such Class B Share ceases to be an Affiliate of SHI (each, a "Disaffiliation Event"); or (ii) the total number of Class B Shares then outstanding constitutes less than five percent (5%) of all Common Shares then outstanding (a "5% Event"). Each Disaffiliation Event and 5% Event shall also be referred to hereinafter as an "Event of Automatic Conversion". Upon the occurrence of a 5% Event, all remaining Class B Shares outstanding shall convert automatically into an equal number of fully paid and nonassessable Class A Shares, without any further action or procedures being required of such holders of Class B Shares or of the Corporation. It shall be a condition precedent to any transfer of Class B Shares that the holder proposing to transfer such Class B Shares shall first deliver written notice to the Corporation and its transfer agent certifying whether the proposed transferee is an Affiliate of SHI. If such proposed transferee is not an Affiliate of SHI, then upon the surrender of such Class B Shares by such holder, such Class B Shares shall convert automatically into Class A Shares and the transfer agent shall issue Class A Shares to such transferee, pursuant to the automatic conversion procedures set forth in Section
5.6.2. below. The affirmative vote of the holders of a majority in voting power of the outstanding shares of each class of Common Stock, voting as separate classes, shall be required in order to amend or repeal the provisions of this
Section 5.6.1 and Section 5.6.2 below.

          5.6.2. Automatic Conversion Procedure. Promptly upon the occurrence of
                 -------------------------------
an Event of Automatic Conversion such that Class B Shares are converted automatically into Class A Shares (and upon receipt of notice of such conversion from the Corporation if such occurrence is a 5% Event), the holder of such shares shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation, or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation, at such office: (i) stating that the shares have been converted pursuant to an Event of Automatic Conversion into Class A Shares as provided in Paragraph 5.6.1 of this ARTICLE FIVE; (ii) specifying the Event of Automatic Conversion; and (iii) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and the address to which such certificates are to be delivered. If the Event of Automatic Conversion is a Disaffiliation Event, that notice shall also identify the transferees or holders, as the case may be, involved therein and shall state the number of Class B Shares which have been so converted. Delivery of such notice together with the certificates formerly representing the Class B Shares shall obligate the Corporation to issue the Class A Shares pursuant to the instructions contained in that notice. Thereupon the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of Class B Shares a certificate or certificates for the number of Class A Shares to which such holder or transferee is entitled registered in the name of such holder, the designee of such holder or transfer as specified in such notice.

          To the extent permitted by law, conversion pursuant to an Event of Automatic Conversion shall be deemed to have been effected as of the date on which the Event of Automatic Conversion occurred (such time being the "Conversion Time"). The person entitled to receive certificates for the Class A Shares issued upon such conversion shall be treated for all purposes as the record holder of such Class A Shares at and as of the Conversion Time, and the right of the record owner of such converted Class B Shares as a holder of the converted Class B Shares shall cease and terminate at and as of the Conversion Time, in each case without regard to any failure by the holder to deliver the certificates or the notice required by this Section 5.6.

          5.6.3. Voluntary Conversion. Each Class B Share shall be convertible,
                 ---------------------
at the option of its holder at any time, into one fully paid and non-assessable Class A Share. Class A Shares are not convertible into Class B Shares.

          5.6.4. Voluntary Conversion Procedure. At the time of a voluntary
                 -------------------------------
conversion, the holder of Class B Shares shall deliver to the office of the Corporation or any transfer agent for the Class A Shares (i) the certificate or certificates representing the Class B Shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, and (ii) written notice to the Corporation stating that such holder elects to convert such share or shares and stating the name or names (with addresses) in which each certificate for Class A Shares issued upon such conversion is to be issued. Conversion shall be deemed to have been effected at the close of business on the date when such delivery is made to the Corporation of the shares to be converted, and the person exercising such voluntary conversion shall be deemed to be the holder of record of the number of Class A Shares issuable upon such conversion at such time. The Corporation shall promptly deliver certificates evidencing the appropriate number of Class A Shares to such person.

          5.6.5. Unconverted Shares. In the event of the conversion of less than
                 -------------------
all of the Class B Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures of this Section 5.6, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of Class B Shares not converted.

          5.6.6. Reissuance of Shares. Class B Shares that are converted into
                 ---------------------
Class A Shares as provided herein shall be retired and cancelled and shall not be reissued.

          5.6.7. Reservation. The Corporation hereby reserves and shall at all
                 ------------
times reserve and keep available, out of its authorized and unissued Class A Shares, for the purposes of effecting conversions, such number of duly authorized Class A Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Shares. The Corporation covenants that all the Class A Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take all such action as may be necessary to ensure that all such Class A Shares may be so issued without violation of any applicable law or regulation, any requirements of any national securities exchange upon which the Class A Shares may be listed, or any requirements of any inter-dealer quotation system of a registered national securities association upon which the Class A Shares may be authorized for quotation.

     5.7. Consideration Received Upon Business Combination.
          -------------------------------------------------

          5.7.1. Business Combination with a Third Party. In any merger,
                 ----------------------------------------
consolidation, or other business combination with any party (other than a merger, consolidation or other business combination to which Section 5.7.2. below applies), the consideration to be received per share by the holders of Class A Shares and Class B Shares must be identical for each class of stock, except that in any such transaction in which shares of common stock are to be received by holders of Common Shares in exchange for or upon conversion of such Common Shares, such shares may differ as to voting rights and conversion rights to the extent that voting rights and conversion rights differ among the Class A Shares and the Class B Shares pursuant to this Restated Certificate of Incorporation.

          5.7.2. Business Combination with SHI or Affiliates. As preconditions
                 --------------------------------------------
to any proposed merger, consolidation or other business combination with SHI or any of its Affiliates (other than a merger, consolidation or business combination with one or more wholly-owned subsidiaries of the Corporation in which the Corporation is the surviving entity and no outstanding Common Shares are converted, exchanged or cancelled), the Disinterested Directors (defined below) must have: (i) been provided the right to select and engage, at the Corporation's expense, legal, accounting and financial advisers to assist them in the consideration of such transaction; (ii) received a letter of opinion from a qualified independent investment banker of national reputation to the effect that the terms of such transaction are fair to the holders of Class A Shares; and (iii) approved, by a majority vote, the consummation of such transaction. For the purposes of this Section 5.7.2., the term "Disinterested Directors" shall mean those directors of the Corporation who: (x) are not parties to such transaction; and (y) are not officers or directors of, and have no material financial interest in, any other corporation, partnership, association, or other organization that is a party to such transaction.

     5.8. Defined Terms. For the purposes of this Restated Certificate of
          --------------
Incorporation:

          (a) the term "Affiliate" shall mean with respect to a specified individual or entity: any individual or entity who or that, directly or indirectly, controls or is controlled by or is under common control with the specified individual or entity (including, without limitation, any investment partnership in which the specified individual or entity is or becomes, directly or indirectly, a general partner);

          (b) the term "control" (including the terms "controls," "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an individual or entity, whether through the ownership of voting securities, by contract or otherwise; and

          (c) the term "wholly-owned subsidiary" of the Corporation shall mean a subsidiary all of whose outstanding voting securities (other than directors' qualifying shares) are owned by the Corporation and/or the Corporation's other wholly-owned subsidiaries.

                                   ARTICLE SIX

     Shares of Preferred Stock may be issued from time to time in whole or in part in one or more series as may be determined by the Board of Directors. Subject to applicable law and the provisions of this Restated Certificate of Incorporation, the Board of Directors is authorized to establish the rights, powers, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, as provided hereinbelow, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

     Authorized and unissued shares of Preferred Stock may be issued in one or more series with such designations, voting powers, preferences, and relative, participating, optional or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions thereof, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share, provided, however,
                                                          --------  --------
that any such voting rights so granted to the holders of any shares of Preferred Stock shall be subject to, and shall expressly be made subject to, the voting restrictions on securities beneficially owned by Restricted Foreign Holders as described in Section 5.5.4 above, and such restrictions shall apply to all shares of Preferred Stock issued by the Corporation; (iii) the dividend rate, if any, on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series, or any other rights of holders of such shares, in the event of the liquidation, dissolution, or winding-up of the Company, or the distribution of its assets; (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares are convertible or exchangeable, if at all; and (viii) such other powers, preferences, rights, limitations or restrictions as the Board of Directors shall determine.

                                  ARTICLE SEVEN

     The following provisions relate to the management of the business and the conduct of the affairs of the Corporation and are inserted for the purpose of creating, defining, limiting, and regulating the powers of the Corporation and its directors and stockholders:

     (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     (b) The Board of Directors shall have the power to make, alter, amend or repeal the By-Laws of the Corporation.

     (c) All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by this Restated Certificate of Incorporation, or by the By-Laws) shall be vested in and exercised by the Board of Directors.

     (d) The stockholders and directors shall have the power, if the By-Laws so provide, to hold their respective meetings within or without the State of Delaware and may (except as otherwise required by statute) keep the Corporation's books outside the State of Delaware, at such places as from time to time may be designated by the By-Laws or the Board of Directors.

     (e) The election of directors need not be by written ballot, unless the By-Laws shall otherwise provide.

                                  ARTICLE EIGHT

     The Corporation reserves the right to amend or repeal any provisions contained in this Restated Certificate of Incorporation at any time in the manner now or hereafter prescribed in this Restated Certificate of Incorporation and by the laws of the State of Delaware, and all rights herein conferred upon stockholders are granted subject to such reservation.

                                  ARTICLE NINE

     The Corporation shall indemnify, reimburse and advance expenses to all persons whom it may indemnify, reimburse and advance expenses to, to the extent provided in and pursuant to the By-Laws of the Corporation.

                                   ARTICLE TEN

     A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL, as the same exists or may hereafter be amended.

     This ARTICLE TEN may not be amended or modified to increase the liability of the Corporation's directors, or repealed, except upon the affirmative vote of the holders of 80% or more in voting power of the outstanding Common Shares. No such amendment, modification, or repeal shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification, or repeal.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and attested to by its undersigned officers this 28th day of May, 1993.

                                                   /s/ Craig L. McKibben
                                               ---------------------------------
                                               Craig L. McKibben, Vice President

Attest:


/s/ Nancy J. Esh
---------------------------------
Nancy J. Esh, Assistant Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                            AMPEX SYSTEMS CORPORATION
                            (a Delaware corporation)

                                  WITH AND INTO

                               AMPEX INCORPORATED
                            (a Delaware corporation)

                ------------------------------------------------

                     Pursuant to Sections 103 and 253 of the
                General Corporation Law of the State of Delaware

                ------------------------------------------------

It is hereby certified:

          1. AMPEX INCORPORATED (hereinafter referred to as the "Corporation") is a business corporation of the State of Delaware.

          2. The Corporation is the owner of all of the outstanding shares of the stock of AMPEX SYSTEMS CORPORATION ("Ampex"), which is a business corporation of the State of Delaware.

          3. The Board of Directors of the Corporation has duly adopted resolutions, dated February 4, 1994, authorizing the merger of AMPEX SYSTEMS CORPORATION with and into the Corporation pursuant to Section 253 of the Delaware General Corporation Law. A true copy of such resolutions is set forth below and such resolutions have not been modified or rescinded and are in full force and effect on the date hereof:

               RESOLVED, that Ampex Systems Corporation, a Delaware Corporation ("Ampex"), and a wholly-owned subsidiary of the Corporation, be merged with and into the Corporation and that all of the estate, property, rights, privileges, powers and franchises of Ampex be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were held and enjoyed by Ampex in its name; and be it further

               RESOLVED, that the Corporation shall assume all of the obligations of Ampex; and be it further

               RESOLVED, that the Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction; and be it further

               RESOLVED, that the Corporation shall change its corporate name to AMPEX CORPORATION; and be it further

               RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to take all such further action, to execute, deliver and file all such other instruments and documents, and to do all such further things, in the name and on behalf of the Corporation and under its corporate seal or otherwise, and to pay all such fees, expenses and taxes, as in their judgment may be necessary or advisable in order fully to consummate the transactions contemplated by the Certificate of Ownership and Merger and carry out the intent and purposes of the foregoing resolutions.

          4. On the effectiveness of the merger, the name of the Corporation shall be AMPEX CORPORATION.

Signed and attested to on April 21st, 1994.


                                                        AMPEX INCORPORATED


                                                        By:/s/ Craig L. McKibben
                                                           ---------------------
                                                           Craig L. McKibben,
                                                             Vice President

Attest:

/s/ Nancy J. Esh
---------------------------------
Nancy J. Esh, Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                AMPEX CORPORATION

     It is hereby certified that:

     FIRST: (a) The present name of the Corporation (hereinafter called the "Corporation") is Ampex Corporation.

          (b) The name under which the Corporation was originally incorporated was Ampex Delaware Incorporated, and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 22, 1992.

     SECOND: Article FOUR of the Restated Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

                                  ARTICLE FOUR

     4.1. Capital Stock. The total number of shares of capital stock which the
          --------------
Corporation shall have the authority to issue is 196,000,000 consisting of four classes of capital stock: 125,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"); 20,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock"); 50,000,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common Stock"); and 1,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock").

     4.2. Designations, Preferences, etc. The designations, preferences, powers,
          -------------------------------
qualifications and special or relative
rights or privileges of the capital stock of the Corporation shall be as set forth below in ARTICLE FIVE and ARTICLE SIX.

     THIRD: Article FIVE of the Restated Certificate of Incorporation is hereby amended in its entirety to read as follows:

                                  ARTICLE FIVE

     5.1. Common Stock; Identical Rights. As used in this Restated Certificate
          -------------------------------
of Incorporation, the term "Common Stock" shall refer collectively to the Class A Common Stock, the Class B Common Stock and the Class C Common Stock. Except as expressly provided otherwise in this ARTICLE FIVE or as required by law, all shares of Common Stock ("Common Shares") shall be identical and shall entitle the holders thereof to the same rights and privileges.

     5.2. Dividends. Subject to any preferential or other rights of the holders
          ----------
of any outstanding shares of Preferred Stock, the Board of Directors of the Corporation may cause dividends to be declared and paid on outstanding shares of Common Stock out of funds legally available for the payment of dividends. When, as and if such dividends are declared by the Corporation's Board of Directors, whether payable in cash, property, or securities of the Corporation, the holders of Common Stock shall be entitled to share equally therein, in accordance with the number of shares of Common Stock held by each such holder, except that if dividends are declared that are payable in shares of Common Stock, such stock dividends shall be payable at the same rate on the shares of each class of Common Stock and shall be payable only in shares of Class A Common Stock ("Class A Shares") to holders of Class A Shares, in shares of Class B Common Stock ("Class B Shares") to holders of Class B Shares and in shares of Class C Common Stock ("Class C Shares") to holders of Class C Shares.

     5.3. Stock Splits. The Corporation shall not in any manner subdivide or
          -------------
combine (by any stock split, reclassification, stock dividend, recapitalization, consolidation or otherwise) the outstanding shares of any class of Common Shares unless the outstanding shares of all classes of Common Shares shall be subdivided or combined proportionately and in the same manner.

     5.4. Liquidation Rights. Upon any voluntary or involuntary liquidation,
          -------------------
dissolution or winding-up of the affairs of the Corporation, after payment to all creditors of the Corporation of the full amounts to which they shall be entitled and subject to any preferential or other rights of the holders of any outstanding shares of Preferred Stock, the holders of all classes of Common Stock shall be entitled to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the stockholders of the Corporation, whether such assets are capital, surplus or earnings.

     For the purposes of this Section 5.4, neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

     5.5. Voting Rights. Except as otherwise required by law or provided below
          --------------
in this Section 5.5, and subject to the voting rights of the holders of any outstanding shares of Preferred Stock, the approval of all matters brought before the stockholders of the Corporation shall require the affirmative vote of the holders of a majority in voting power of the Class A Shares and Class B Shares that are present in person or represented by proxy voting as a single class, with each Class A Share and each Class B Share being entitled to one vote. The number of authorized Class A Shares, Class C Shares and shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding Class A Shares and Class B Shares, voting as a single class. The holders of Class C Shares shall have no voting rights and the Class C Shares shall not be included in determining the number of shares voting or entitled to vote or consent on any matter, except as otherwise required by law.

          5.5.1. Election of Directors. In the election of directors: (i) the
                 ----------------------
holders of Class A Shares shall be entitled, by separate class vote, exclusive of all other stockholders, to elect by plurality vote one of the Corporation's directors; (ii) for so long as the number of outstanding Class B Shares represents at least five percent (5%) of the combined voting power of all outstanding Common Shares, the holders of Class B Shares shall be entitled, by separate class vote, exclusive of all other stockholders, to elect by plurality vote two of the Corporation's directors; and (iii) subject to the voting rights of the holders of any outstanding shares of Preferred Stock, all other directors to be elected by the stockholders from time to time shall be elected by plurality vote of the holders of Class A Shares and Class B Shares, voting as a single class.

          5.5.2. Removal of Directors. The holders of Class A Shares shall be
                 ---------------------
entitled, by separate class vote, exclusive of all other stockholders, to remove without cause the director elected exclusively by holders of Class A Shares pursuant to Section 5.5.1 above. For so long as the number of outstanding Class B Shares represents at least five percent (5%) of the combined voting power of all outstanding Common Shares, the holders of Class B Shares shall be entitled, by separate class vote, exclusive of all other stockholders, to remove without cause either or both of the two directors elected exclusively by such holders of Class B Shares pursuant to Section 5.5.1 above. Subject to the voting rights of the holders of any outstanding shares of Preferred Stock, the holders of the outstanding Class A Shares and Class B Shares, voting as a single class, shall be entitled to remove all other directors.

          5.5.3. Number of Directors. The number of directors which shall
                 --------------------
constitute the whole Board of Directors shall be no less than three, and shall be fixed and may be altered from time to time solely by resolution of the Board of Directors. The affirmative vote of the holders of at least a majority in voting power of the outstanding Class A Shares and Class B Shares, voting as separate classes, shall be required in order to amend or repeal the provisions of this Section 5.5.3.

          5.5.4. Foreign Ownership. Notwithstanding any other provision of this
                 ------------------
Restated Certificate of Incorporation, Class A Shares owned of record or beneficially by any Restricted Foreign Holder (defined below) shall not be entitled to vote on any matter submitted to a vote of stockholders and shall not be considered in determining whether any voting level set forth in this Restated Certificate of Incorporation has been met. For purposes of this Section, a "Restricted Foreign Holder" is any person identified by name or status by the United States Department of Defense ("DoD") in any notice to the Corporation, whether written or oral, advising the Corporation that such person's ownership of Class A Shares is the subject of an investigation, inquiry or other action with respect to foreign ownership, control or influence of or on the Corporation which could adversely affect the Corporation's facility security clearances granted to it by the United States government to enable the Corporation to perform classified government contracts. Upon receipt by the Corporation of notice of any final determination by the DoD that such person's ownership of Class A Shares of the Corporation will not adversely affect the Corporation's security clearance, such person shall no longer be a Restricted Foreign Holder. If the DoD's final determination is that such person's ownership of Class A Shares adversely affects the Corporation's U.S. government facility security clearances, then such person shall continue to be a Restricted Foreign Holder for so long as such final determination remains in effect. Within 10 days of receipt of any such notice of investigation, inquiry, other action or final determination, the Corporation shall send notice thereof, and of the consequences hereunder thereof, to any affected Restricted Foreign Holder.

          All certificates for the Corporation's Class A Shares shall bear the following legend to reflect the requirements of this Section:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF AN INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

          5.5.5. Written Consent of Stockholders. No action that is required or
                 --------------------------------
permitted to be taken by the stockholders of the Corporation may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors of the Corporation.

     5.6. Conversion Rights.
          ------------------

          5.6.1. Automatic Conversion of Class B Shares. Each Class B Share
                 ---------------------------------------
shall convert automatically into one fully paid and non-assessable Class A Share upon the date on which (i) either (x) the holder of such Class B Share surrenders such Class B Share for transfer to any transferee that is not an Affiliate (defined below in Section 5.8) of Sherborne Holdings Incorporated, a Delaware corporation ("SHI"), or (y) the holder of such Class B Share ceases to be an Affiliate of SHI (each, a "Disaffiliation Event"); or (ii) the total number of Class B Shares then outstanding constitutes less than five percent (5%) of the aggregate number of Common Shares then outstanding (a "5%

Event"). Each Disaffiliation Event and 5% Event shall also be referred to hereinafter as an "Event of Automatic Conversion." Upon the occurrence of a 5% Event, all remaining Class B Shares outstanding shall convert automatically into an equal number of fully paid and nonassessable Class A Shares, without any further action or procedures being required of such holders of Class B Shares or of the Corporation. It shall be a condition precedent to any transfer of Class B Shares that the holder proposing to transfer such Class B Shares shall first deliver written notice to the Corporation and its transfer agent certifying whether the proposed transferee is an Affiliate of SHI. If such proposed transferee is not an Affiliate of SHI, then upon the surrender of such Class B Shares by such holder, such Class B Shares shall convert automatically into Class A Shares and the transfer agent shall issue Class A Shares to such transferee, pursuant to the automatic conversion procedures set forth in Section
5.6.2. below. The affirmative vote of the holders of a majority in voting power of the outstanding shares of each class of Common Stock entitled to vote, voting as separate classes, shall be required in order to amend or repeal the provisions of this Section 5.6.1 and Section 5.6.2 below.

          5.6.2. Automatic Conversion Procedure of Class B Shares. Promptly upon
                 -------------------------------------------------
the occurrence of an Event of Automatic Conversion such that Class B Shares are converted automatically into Class A Shares (and upon receipt of notice of such conversion from the Corporation if such occurrence is a 5% Event), the holder of such shares shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation, or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation, at such office: (i) stating that the shares have been converted pursuant to an Event of Automatic Conversion into Class A Shares as provided in Section 5.6.1; (ii) specifying the Event of Automatic Conversion; and (iii) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and the address to which such certificates are to be delivered. If the Event of Automatic Conversion is a Disaffiliation Event, that notice shall also identify the transferees or holders, as the case may be, involved therein and shall state the number of Class B Shares which have been so converted. Delivery of such notice together with the certificates formerly representing the Class B Shares shall obligate the Corporation to issue the Class A Shares pursuant to the instructions contained in that notice. Thereupon the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of Class B Shares a certificate or certificates for the number of Class A Shares to which such holder or transferee is entitled, registered in the name of such holder, the designee of such holder or transferee as specified in such notice.

          To the extent permitted by law, conversion pursuant to an Event of Automatic Conversion shall be deemed to have been effected as of the date on which the Event of Automatic Conversion occurred (such time being the "Conversion Time"). The person entitled to receive certificates for the Class A Shares issued upon such conversion shall be treated for all purposes as the record holder of such Class A Shares at and as of the Conversion Time, and the right of the record owner of such converted Class B Shares as a holder of the converted Class B Shares shall cease and terminate at and as of the Conversion Time, in each case without regard to any failure by the holder to deliver the certificates or the notice required by this Section 5.6.

          5.6.3. Voluntary Conversion of Class B Shares. Each Class B Share
                 ---------------------------------------
shall be convertible, at the option of its holder at any time, into one fully paid and non-assessable Class A Share. Class A Shares are not convertible into Class B Shares.

          5.6.4. Voluntary Conversion Procedure for Class B Shares. At the time
                 --------------------------------------------------
of a voluntary conversion, the holder of Class B Shares shall deliver to the office of the Corporation or any transfer agent for the Class A Shares (i) the certificate or certificates representing the Class B Shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, and
(ii) written notice to the Corporation stating that such holder elects to convert such share or shares and stating the name or names (with addresses) in which each certificate for Class A Shares issued upon such conversion is to be issued. Conversion shall be deemed to have been effected at the close of business on the date when such delivery is made to the Corporation of the shares to be converted, and the person exercising such voluntary conversion shall be deemed to be the holder of record of the number of Class A Shares issuable upon such conversion at such time. The Corporation shall promptly deliver certificates evidencing the appropriate number of Class A Shares to such person.

          5.6.5. Conversion of Class C Shares upon Transfer; Conversion
                 ------------------------------------------------------
Procedures. Any Class C Shares that are transferred by the holder thereof to any
-----------
other person shall convert
automatically into an equal number of fully paid and nonassessable Class A Shares without any further action or procedures being required of such transferees or the Corporation unless, within ten (10) days after the date of such transfer, the Corporation receives the Class C Notice (defined below).

          If any transferee elects to retain all or a portion of the Class C Shares transferred to it in lieu of having such Class C Shares convert automatically into Class A Shares as described above, such transferee shall provide written notice to the Corporation, at its office, within ten (10) days after the date of such transfer, stating the number of Class C Shares acquired by such transferee and the date of such transfer, identifying the transferor and the transferee of such Class C Shares, and stating that the transferee has elected to retain all or a specified portion of such Class C Shares in lieu of receiving Class A Shares in accordance with this Section 5.6.5 (the "Class C Notice"). Receipt of the Class C Notice shall obligate the Corporation to register all or the specified portion of such Class C Shares in the name of such transferee or its designee, as specified in the Class C Notice, effective at the close of business on the date of such transfer and, to the extent permitted by law, such transferee shall be deemed to be the holder of record of the number of Class C Shares specified in such Class C Notice on the date of such transfer.

          If any transferee does not so elect to retain all or a portion of its Class C Shares, such transferee shall surrender the certificate or certificates for the Class C Shares to be converted into Class A Shares, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation, or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation, at such office stating: (i) that the transferee has acquired such Class C Shares, identifying the transferor and the transferee of such Class C Shares and stating the date of such transfer; (ii) that the Class C Shares have been converted in accordance with this Section 5.6.5; and (iii) the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and the address to which such certificates are to be delivered (the "Class A Notice"). Delivery of the Class A Notice together with the certificates formerly representing the Class C Shares shall obligate the Corporation to issue the Class A Shares pursuant to the instructions contained in such Class A Notice. Thereupon the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such transferee a certificate or certificates for the number of Class A Shares to which such transferee is entitled, registered in the name of such transferee or its designee, as specified in such Class A Notice. To the extent permitted by law, such conversion shall be deemed effective at the close of business on the date ten
(10) days after the date of such transfer specified in the Class A Notice, and the transferee requesting such conversion shall be deemed to be the holder of record of the number of Class A Shares issuable upon such conversion on such date, in each case without regard to any failure by such transferee to delivery the certificates or the Class A Notice required by this Section 5.6.1.

          5.6.6. Unconverted Shares. In the event of the conversion of less than
                 -------------------
all of the Class B Shares or Class C Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures and subject to the provisions of this Section 5.6, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of Class B Shares or Class C Shares not converted.

          5.6.7. Reissuance of Shares. Class B Shares or Class C Shares that are
                 ---------------------
converted into Class A Shares as provided herein shall be retired and cancelled and shall not be reissued.

          5.6.8. Reservation. The Corporation hereby reserves and shall at all
                 ------------
times reserve and keep available, out of its authorized and unissued Class A Shares and Class B Shares, for the purposes of effecting conversions, such number of duly authorized Class A Shares and Class B Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Shares and Class C Shares. The Corporation covenants that all the Class A Shares and Class B Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect thereto. The Corporation will take all such action as may be necessary to ensure that all such Class A Shares and Class B Shares may be so issued without violation of any applicable law or regulation, any requirements of any national securities exchange upon which the Class A Shares may be listed, or any requirements of any inter-dealer quotation system of a registered national securities association upon which the Class A Shares may be authorized for quotation.

     5.7. Consideration Received Upon Business Combination.
          -------------------------------------------------

          5.7.1. General. In any merger, consolidation or other business
                 --------
combination with any party (other than a merger, consolidation or business combination to which Section 5.7.2. below applies) the consideration to be received per share by the holders of Class A Shares, Class B Shares and Class C Shares must be identical, except that in any such transaction in which shares of common stock are to be received by holders of Common Shares in exchange for or upon conversion of such Common Shares, such shares may differ as to voting rights and conversion rights to the extent that voting rights and conversion rights differ among the Class A Shares, the Class B Shares and the Class C Shares pursuant to this Restated Certificate of Incorporation.

          5.7.2. Business Combination with SHI or Affiliates. As preconditions
                 --------------------------------------------
to any proposed merger, consolidation or other business combination with SHI or any of its Affiliates (other than a merger, consolidation or business combination with one or more wholly-owned subsidiaries of the Corporation in which the Corporation is the surviving entity and no outstanding Common Shares are converted, exchanged or cancelled), the Disinterested Directors (defined below) must have: (i) been provided the right to select and engage, at the Corporation's expense, legal, accounting and financial advisers to assist them in the consideration of such transaction; (ii) received a letter of opinion from a qualified independent investment banker of national reputation to the effect that the terms of such transaction are fair to the holders of Class A Shares and Class C Shares; and (iii) approved, by a majority vote, the consummation of such transaction. For the purposes of this Section 5.7.2., the term "Disinterested Directors" shall mean those directors of the Corporation who: (x) are not parties to such transaction; and (y) are not officers or directors of, and have no material financial interest in, any other corporation, partnership, association, or other organization that is a party to such transaction.

     5.8. Defined Terms. For the purposes of this Restated Certificate of
          --------------
Incorporation:

          (a) the term "Affiliate" shall mean with respect to a specified individual or entity: any individual or entity who or that, directly or indirectly, controls or is controlled by or is under common control with the specified individual or entity (including, without limitation, any investment partnership in which the specified individual or entity is or becomes, directly or indirectly, a general partner);

          (b) the term "control" (including the terms "controls," "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an individual or entity, whether through the ownership of voting securities, by contract or otherwise; and

          (c) the term "wholly-owned subsidiary" of the Corporation shall mean a subsidiary all of whose outstanding voting securities (other than directors' qualifying shares) are owned by the Corporation and/or the Corporation's other wholly-owned subsidiaries.

     FOURTH: The amendments set forth above have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and by written consent of stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware, and written notice thereof has been given to all stockholders of the Corporation who did not consent thereto in writing.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and attested to by its undersigned officers this 21st day of April, 1994.


                                                      /s/ Craig L. McKibben
                                               ---------------------------------
                                               Craig L. McKibben, Vice President

Attest:


/s/ Nancy J. Esh
---------------------------------
Nancy J. Esh, Assistant Secretary

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                     OF THE

             8% STEP-UP RATE CUMULATIVE CONVERTIBLE PREFERRED STOCK

                           (Par Value $1.00 Per Share)

                                       of

                                AMPEX CORPORATION

                ------------------------------------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                ------------------------------------------------

     Ampex Corporation (formerly known as Ampex Incorporated), a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), does hereby certify:

     That, pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code of 1953, as amended, said Board of Directors, at a meeting held on April 14, 1994, adopted a resolution providing for the issuance of a series consisting of eighty-seven thousand one hundred ninety-two (87,192) shares of 8% Step-Up Rate Cumulative Convertible Preferred Stock, $1.00 par value per share, of the Corporation, which resolutions are as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with provisions of the Certificate of Incorporation of the Corporation, a series of Preferred Stock of the Corporation known as 8% Step-Up Rate Cumulative Convertible Preferred Stock be, and it hereby is, created, classified, authorized and the issuance thereof provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as set forth in the form appended hereto.

     Section 1. Designation and Amount.
                ----------------------

     The shares of this series of Preferred Stock shall be designated as "8% Step-Up Rate Cumulative Convertible Preferred Stock," and the number of shares constituting such series shall be 87,192, with a par value per share of $1.00. The relative rights, preferences, restrictions and other matters relating to the Preferred Stock are contained in this Certificate.

     Section 2. Definitions. As used in this Certificate of Designations, the
                -----------
following terms shall have the following meanings:

     "Affiliate" means, with respect to any Person, any Person (other than Persons affiliated with Keystone Custodian Funds, Inc., Fidelity Management and Research Company and/or Fidelity Management Trust Company), that directly or indirectly, controls, is controlled by or under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Annual Dividend Rate" has the meaning set forth in Section 2(a) hereof.

     "Board of Directors" means the Board of Directors of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means any and all shares, rights to purchase, warrants, options, participations or other equivalents of or interests (other than security interests) in (however designated and whether voting or nonvoting) corporate stock.

     "Certificate of Designations" means this Certificate of Designations, Rights and Preferences establishing the Preferred Stock pursuant to Section 151 of the General Corporation Law of the State of Delaware, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

     "Class A Common Stock" means the Class A Common Stock of the Corporation, $.01 par value per share and, in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Corporation with or into another Person, such consideration to which a holder of a share of Class C Common Stock would have been entitled upon the occurrence of such event.

     "Class B Common Stock" means the Class B Common Stock of the Corporation, $.01 par value per share.

     "Class C Common Stock" means the Class C Common Stock of the Corporation, $.01 par value per share and, in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Corporation with or into another Person, such consideration to which a holder of a share of Class C Common Stock would have been entitled upon the occurrence of such event.

     "Closing Date" means the date on which the shares of Preferred Stock are initially issued pursuant to the exchange described in the Exchange Agreement.

     "Common Stock" means the Class A Common Stock, Class B Common Stock and Class C Common Stock, and all shares hereafter authorized of any class of common stock of the Corporation, and in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Corporation with or into another Person, such consideration to which a holder of a share of Common Stock would have been entitled upon the occurrence of such event.

     "Consolidated Net Income" means, for any period, the aggregate net income of the Corporation and its Subsidiaries for such period on a consolidated basis, determined in accordance with generally accepted accounting principles consistently applied, provided that there shall be excluded therefrom (i) the proceeds of sales of assets outside of the ordinary course of business of the Company and its subsidiaries, and (ii) any items classified as extraordinary or nonrecurring.

     "Conversion Date" shall have the meaning set forth in Section 9(b) hereof.

     "Conversion Notice" shall have the meaning set forth in Section 9(b) hereof.

     "Conversion Price" shall have the meaning set forth in Section 9(a) hereof.

     "Default" has the meaning set forth in Section 3(c) hereof.

     "Dividend Payment Date" has the meaning set forth in Section 3(a) hereof.

     "Dividend Period" has the meaning set forth in Section 3(a) hereof.

     "Exchange Agreement" means the Exchange Agreement for 8% Step-Up Rate Cumulative Convertible Preferred Stock, Warrants and Common Stock dated as of April 22, 1994, among the Corporation and each of the Holders signatory thereto, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.

     "Fair Market Value" means, as of any date with respect to the Common Stock, the average of the closing prices of Class A Common Stock for the 20 consecutive Trading Days next preceding the day 5 days prior to the day in question. The closing price for each day shall be (i) the last reported sale price of Class A Common Stock on the National Market System of NASDAQ, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for Class A Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least 5 of the 10 days preceding the day in question, or (iii) if the Class A Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of Class A Common Stock on the principal securities exchange on which such class of stock is listed. If the Class A Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not reported, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the closing price of

Common Stock on any day or the average of such closing prices for any period shall be the fair market value of Class A Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Corporation.

     "Finance" means Ampex Finance Corporation, a Delaware corporation, and its Subsidiaries, as constituted from time to time.

     "Holder" means the person in whose name shares of Preferred Stock are registered on the books of the Corporation.

     "Junior Stock" means Class A Common Stock, Class B Common Stock, Class C Common Stock, and any other class or series of Capital Stock of the Corporation now or hereafter issued and outstanding that ranks junior as to dividends and/or liquidation to the Preferred Stock.

     "Liquidation Preference" means, with respect to each share of Preferred Stock, the sum of $1,000.00 (as adjusted to reflect any stock dividend, subdivision, reclassification, distribution or similar event relating to the Preferred Stock).

     "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

     "Non-Recourse Subsidiary" means any of the Tape Companies.

     "Person" means an individual, a corporation, a partnership, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization, or any other entity.

     "Preferred Stock" means the 8% Step-Up Rate Cumulative Convertible Preferred Stock of the Corporation, $1.00 par value per share, established pursuant to this Certificate of Designations.

     "Redemption Date" means any date on which shares of Preferred Stock are to be redeemed pursuant to Section 5.

     "Redemption Price" has the meaning set forth in Section 5(a) hereof.

     "Restricted Payment" has the meaning set forth in Section 3(d) hereof.

     "Restricted Subsidiary" means any Subsidiary of the Company other than a Non-Recourse Subsidiary.

     "Subsidiary" means (i) a corporation a majority of the Voting Stock of which is at the time, directly or indirectly owned by the Company, by a Subsidiary or Subsidiaries of the Company (as the case may be) or by the Company and a Subsidiary or Subsidiaries of the Company (as the case may be), or (ii) any other Person (other than a corporation) in which the Company, one or more Subsidiaries of the Company (as the case may be), or the Company and one or more of its Subsidiaries (as the case may be), directly or indirectly, at the date of determination thereof, has at least majority ownership interest.

     "Tape Companies" means, collectively, Ampex Media Holdings Incorporated, a Delaware corporation, and its Subsidiaries, as constituted from time to time.

     "Trading Day" means, with respect to the Common Stock (i) if any series of Common Stock is quoted on the National Market System of NASDAQ or any similar system of automated dissemination of quotations of securities prices, each day on which trades may be made on such system, or (ii) if any series of Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business, or (iii) if shares of the Corporation's Common Stock are not listed or admitted for trading on NASDAQ or any securities exchange, a Business Day.

     "Voting Stock" means, with respect to any Person, all classes of Capital Stock of such Person then outstanding and normally entitled to vote for the election of directors of such Person. Any reference to a percentage of Voting Stock shall refer to the percentage of votes eligible to be cast for the election of directors which are attributable to the applicable shares of Voting Stock.

     Section 2. Rank. All shares of Preferred Stock shall rank prior, both as to
                ----
payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now or hereafter issued Junior Stock.

     Section 3. Dividends.
                ---------

          (a) Payment of Dividends. The Holders of Preferred Stock shall be
              --------------------
entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, cash dividends at the rate per annum (the "Annual Dividend Rate") set forth below during the time periods indicated, on the Liquidation Preference:

                                                        Annual
         Period                                      Dividend Rate
         ------                                      -------------

         Closing Date to March 15, 1997                   8.0%
         March 16, 1997 and thereafter                   14.0%

     Such dividends shall accrue (whether or not declared) from and including the Closing Date to and including the date on which the Liquidation Preference is paid on such shares or on which such shares are converted or redeemed and, to the extent not paid for any Dividend Period, will be cumulative. Dividends on the Preferred Stock shall be payable quarterly, in arrears, on March 31, June 30, September 30, and December 31 of each year commencing June 30, 1994 (each such date, a "Dividend Payment Date"), except that if any such date is not a Business Day, then such dividend shall be paid on the next succeeding Business Day. Each such dividend shall be payable to Holders of Preferred Stock at the close of business on the record date established by the Board of Directors, which record date shall be not more than 60 days prior to the date fixed for payment thereof. Quarterly dividend periods (each a "Dividend Period") shall commence on and include the first day of January, April, July and October of each year and shall end on and include the date next preceding the next Dividend Payment Date; provided, however, that the first Dividend Period shall commence
              --------  -------
on the Closing Date and shall end on and include June 30, 1994. The amount of dividends payable per share of Preferred Stock for each full Dividend Period shall be computed by applying the applicable Annual Dividend Rate to the Liquidation Preference and dividing such amount by four (4). The amount of dividends payable for the initial Dividend Period and any period shorter than a full Dividend Period shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30 day months. Dividends on the Preferred Stock shall accrue on a daily basis whether or not the Corporation shall have earnings or surplus at the time.

          (b) Distribution of Partial Dividend Payments. Except as otherwise
              -----------------------------------------
provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment shall be distributed ratably among the Holders of Preferred Stock based upon the aggregate accrued but unpaid dividends on the shares of Preferred Stock held by such Holders.

          (c) Additional Dividends. In the event that (i) the Corporation shall
              --------------------
fail to comply with its obligations under Section 3(d) below, or (ii) the Corporation fails to deliver shares of Class C Common Stock in accordance with the terms of Section 9 below when such shares are required to be delivered upon conversion of shares of Preferred Stock and such failure shall continue uncured for a period of 10 days, or (iii) the Corporation shall fail to comply with any of its obligations under Section 6 below and such failure shall continue uncured for a period of 30 days (each such event, a "Default"), then from the date of such Default and so long as such Default shall continue to exist unwaived or uncured, the Annual Dividend Rate applicable to the Preferred Stock shall be increased to a rate per annum 2% in excess of the Annual Dividend Rate then in effect.

          (d) Limitations on Certain Payments. So long as any Preferred Stock
              -------------------------------
shall be outstanding, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any Junior Stock; provided, however, that the foregoing shall not apply to (i) any dividend
       --------  -------
or distribution payable solely in shares of Junior Stock, or (ii) the acquisition of any shares of Capital Stock in exchange solely for shares of Junior Stock; and provided, further, however, that so long as (x) all accrued
                  --------  -------
and unpaid dividends and other amounts then due with respect to the Preferred Stock shall have been paid in full, and (y) no other Default shall have occurred and continue to exist, the Corporation may make any such dividend, distribution or other payment not permitted by this paragraph 3(d) (each such payment, a "Restricted Payment"), if the aggregate amount of such Restricted Payment, together with all other Restricted Payments made since the Closing Date would not exceed the sum of 50% of the aggregate Consolidated Net Income of the Corporation and its Subsidiaries for the period from April 1, 1994 to the end of the fiscal quarter immediately preceding the date of the proposed Restricted Payment, calculated on a cumulative basis as if such period were a single accounting period.

     Section 4. Liquidation Preference. In the event of any liquidation,
                ----------------------
dissolution, or winding up of the Corporation, either voluntary or involuntary, the holders of the Preferred

Stock shall be entitled to receive out of assets of the Corporation available for distribution to shareholders, an amount equal to the accrued and unpaid dividends on such shares through but excluding the date of final distribution to shareholders, whether or not declared, plus a sum equal to the Liquidation Preference for each share of Preferred Stock then held by them, before any payment shall be made or any assets distributed to the holders of Junior Stock. If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount described above, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Preferred Stock in proportion to the shares of Preferred Stock then held by them.

     Section 5. Redemption.
                ----------

          (a) Mandatory Redemption. The Corporation shall redeem, out of funds
              --------------------
legally available therefor, all outstanding shares of Preferred Stock on June 30, 1999, at a price per share (the "Redemption Price") equal to 100% of the Liquidation Preference thereof plus all accrued but unpaid dividends on such share.

          (b) Optional Redemption. The Corporation may, at its option on any
              -------------------
date set by the Board of Directors, redeem, out of funds legally available therefor, shares of Preferred Stock in whole at any time or in part from time to time, for an amount equal to the Redemption Price; provided, however, that prior
                                                   --------  -------
to June 30, 1997, the Corporation may not redeem the Preferred Stock unless the Fair Market Value of the Corporation's Common Stock shall equal or exceed 150% of the then effective Conversion Price for at least 20 of the preceding 30 consecutive Trading Days next preceding the notice of redemption referred to in subsection (c) of this Section 5. Notwithstanding the foregoing, the Corporation shall not redeem less than all outstanding shares of Preferred Stock until all accrued and unpaid dividends on all outstanding shares of Preferred Stock shall have been or shall concurrently be paid in full for all completed Dividend Periods.

          (c) Procedures for Redemption.
              -------------------------

               (i) If fewer than all outstanding shares of Preferred Stock are to be redeemed, the number of shares of Preferred Stock to be redeemed from each Holder thereof shall be the number of shares determined by multiplying the total number of shares of Preferred Stock to be redeemed by a fraction, the numerator of which shall be the total number of shares of Preferred Stock held by such Holder and the denominator of which shall be the total number of shares of Preferred Stock then outstanding. Upon surrender of a stock certificate of evidencing shares of Preferred Stock that are redeemed in part, the Corporation shall issue and deliver or cause to have issued and delivered to a Holder (at the Corporation's expense) a new stock certificate evidencing the unredeemed shares.

               (ii) At least 30 days but not more than 60 days before the applicable Redemption Date, the Corporation or, at the Corporation's request, the Transfer Agent, shall mail a notice of redemption by first-class mail postage prepaid to each Holder, addressed to such Holders at their last addresses shown on the stock transfer books of the Corporation. Such notice shall identify the shares of Preferred Stock to be redeemed and shall, among other things, state:

                    (A) the Redemption Date;

                    (B) the Redemption Price and the type of consideration being paid in connection with the redemption;

                    (C) the Conversion Price then in effect;

                    (D) that the shares of Preferred Stock called for redemption must be surrendered to the Corporation to collect the redemption price;

                    (E) that shares of Preferred Stock called for redemption may be converted at any time before the close of business on the first Business Day preceding the Redemption Date;

                    (F) if fewer than all of the outstanding shares of Preferred Stock are to be redeemed, the identification and amounts of the shares of Preferred Stock to be redeemed, and that after the applicable Redemption Date, upon surrender of the stock certificate or certificates evidencing such shares, a new stock certificate equal to the unredeemed portion will be issued; and

                    (G) the section of this Certificate of Designation pursuant to which the shares of Preferred Stock called for redemption are being redeemed.

     Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice given to any other Holder.

               (iii) In connection with any redemption made pursuant to this
Section 5, the Corporation shall pay the portion of the Redemption Price attributable to the Liquidation Preference of the shares redeemed in cash, and, at its option, shall pay the portion of the Redemption Price attributable to accrued but unpaid dividends on such shares (x) in cash, or (y) in shares of Class C Common Stock having a Fair Market Value equal to 105% of the amount of such accrued but unpaid dividends, or (z) in any combination of the foregoing. No later than one Business Day prior to the applicable Redemption Date, the Corporation shall, if applicable, deposit with the Transfer Agent shares of Class C Common Stock, sufficient to pay the portion of the Redemption Price payable in such shares for all shares of Preferred Stock to be redeemed.

               (iv) As long as the Corporation has complied with the requirements set forth in this Section 5(c), from and after the applicable Redemption Date, dividends on the shares of Preferred Stock so called for redemption shall cease to accrue, such shares shall be cancelled and shall no longer be deemed to be outstanding, and all rights of the Holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease.

Section 6. Transactions With Affiliates.
           ----------------------------

     So long as a majority of the outstanding shares of Preferred Stock are held by any funds or accounts managed or advised by Keystone Custodians, Inc., Fidelity Management and Research Company or Fidelity Management Trust Company, the Corporation shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any transaction or any series of related transactions having a total value in excess of $100,000 per transaction or series of related transactions, or grant or consent to, or otherwise permit, any amendment to, supplement of, or waiver under, any agreement or contract with any Affiliate (except for Restricted Subsidiaries other than Finance), unless it has been determined in good faith and certified in writing by the Board of Directors that such transaction (i) is in the best interests of the Company or such Restricted Subsidiary based on full disclosure of all relevant facts and circumstances, and (ii) is on fair and reasonable terms, no less favorable to the Company or such Restricted Subsidiary than terms that the Company or such Restricted Subsidiary and a non-affiliated Person in a similar situation would agree to in an arm's length transaction, the terms of which have been negotiated in good faith. Notwithstanding the foregoing, the Company and its Subsidiaries (A) may pay reasonable compensation to their respective officers and directors, and (B) may engage in transactions contemplated by the Intercompany Agreements.

     Section 7. Consolidation, Merger and Sale of Assets, etc.
                ---------------------------------------------

     The Corporation shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person unless (i) the Corporation is the surviving entity and the rights and preferences of the Preferred Stock are not modified, or (ii) (A) the surviving, resulting or acquiring Person is a Person organized under the laws of the United States, any state thereof or the District of Columbia, or a Person organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on NASDAQ, and (B) the Corporation shall make effective provision such that, upon consummation of such transaction, the Holders of Preferred Stock shall receive preferred stock of the surviving entity having substantially identical terms as the Preferred Stock.

     Section 8. Voting Rights of Preferred Stock.
                --------------------------------

          (a) General. Except as set forth in this Section 8 or as is otherwise
              -------
required by law, the shares of Preferred Stock shall have no voting rights, and consent of the Holders of Preferred Stock shall not be required for taking any corporate action. In connection with any right to vote, each Holder of a share of Preferred Stock shall have one vote for each share held. Any shares of Preferred Stock owned, directly or indirectly, by the Corporation or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

          (b) Certain Amendments. So long as any shares of Preferred Stock
              ------------------
remain outstanding:

               (i) the affirmative vote of the Holders of 100% of the outstanding shares of Preferred Stock, voting together as a separate class, shall be required in order to change (A) the amount of the Liquidation Preference or the dividend rate of, or any provision of Section 3 hereof relating to the calculation of the dividend on, the Preferred Stock, or (B) any provision of subsection 5(a) or subsection 5(b) hereof adversely affecting the rights of Holders of Preferred Stock or this Section 8; and

               (ii) the affirmative vote of the Holders of at least 51% of the outstanding shares of Preferred Stock, voting together as a separate class, shall be required in order to (A) amend, alter or repeal any of the provisions of the Certificate of Incorporation of the Corporation, as amended to date, or this Certificate of Designations so as to adversely affect any right, preference or voting power of the holders of Preferred Stock, or (B) authorize, create or issue any class or series of Capital Stock of the Corporation that is senior to or pari passu with the Preferred Stock with respect to dividends or the
  ----- -----
distribution of assets upon dissolution, liquidation or winding up of the Corporation.

     The foregoing voting provisions shall not apply if, at or prior to the time when the action with respect to which such vote would otherwise be required to be effected, all outstanding shares of Preferred Stock shall have been redeemed or notice of redemption shall have been provided and sufficient funds (and, if applicable, shares of Class C Common Stock) shall have been delivered to the Transfer Agent to effect such redemption.

     Section 9. Conversion Privilege.
                --------------------

          (a) Right of Conversion. Each share of Preferred Stock shall be
              -------------------
convertible at the option of the Holder thereof, at any time prior to the close of business on June 30, 1999, into fully paid and nonassessable shares of Class C Common Stock, at the rate of that number of shares of Class C Common Stock for each full share of Preferred Stock that is equal to $1,000 divided by the Conversion Price applicable per share of Class C Common Stock, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this Section 9. For purposes of this Certificate of Designation, the "Conversion Price" applicable per share of Class C Common Stock shall initially be equal to $3.125 and shall be adjusted from time to time in accordance with the provisions of this Section 9.

          (b) Conversion Procedures. In order to exercise the conversion
              ---------------------
privilege, the Holder of any share of Preferred Stock to be converted in whole or in part shall surrender the certificate or certificates evidencing such share (or, if such share shall have previously been submitted for redemption and not yet redeemed, the non-transferable receipt of delivery) to the

Corporation and shall give written notice to the Corporation ("Conversion Notice"), that the Holder elects to convert such share or shares or the portion thereof specified in said notice into shares of Class C Common Stock. The Conversion Notice shall also state the name or names (with address) in which the certificates for shares of Class C Common Stock which shall be issuable upon such conversion shall be issued, and shall be accompanied by applicable transfer taxes, if required pursuant to subsection (g) of this Section 9. Each certificate evidencing Preferred Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such shares of Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the Holder or its duly authorized attorney.

     As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates evidencing the Preferred Stock relating thereto, the Corporation shall issue and shall deliver to such Holder (or upon the written order of such Holder), a certificate or certificates for the number of full shares of Class C Common Stock issuable upon the conversion of such shares of Preferred Stock or portion thereof in accordance with the provisions of this Section 9 and a check or cash in respect of any fractional shares of Class C Common Stock issuable upon such conversion, as provided in subsection (e) of this Section 9. In case less than all the shares of Preferred Stock represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to or upon the written order of the Holder of the shares of Preferred Stock so surrendered, without charge to such Holder, a new certificate or certificates representing shares equal to the unconverted portion of the surrendered certificate.

     Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates evidencing shares of Preferred Stock (or receipt of delivery) shall have been surrendered to the Conversion Agent and a Conversion Notice with respect to such shares shall have been received by the Corporation, as described above. Any Person in whose name any certificate or certificates for shares of Class C Common Stock shall be issuable upon conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby; provided, however, that
                                                        --------  -------
surrender of the certificate or certificates evidencing shares of Preferred Stock on any date when the stock transfer books of the Corporation shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date on which such certificate or certificates shall have been surrendered.

     Except as provided in this Section 9, no payment or adjustment will be made for dividends or other distributions with respect to any shares of Class C Common Stock issuable upon conversion of shares of Preferred Stock as provided herein. No payment or adjustment shall be made by the Corporation to any Holder of shares of Preferred Stock surrendered for conversion in respect of dividends accrued since the last preceding Dividend Payment Date on the shares of Preferred Stock surrendered for conversion; provided, however, that if shares of
                                            --------  -------
Preferred Stock shall be converted subsequent to any record date with respect to any Dividend Payment Date and prior to the next succeeding Dividend Payment Date, the dividend due on such Dividend Payment Date shall be payable with respect to such shares of Preferred Stock notwithstanding such conversion, and such dividend (whether or not punctually paid or duly provided for) shall be paid to the Holder of such shares as at the close of business on such record date, and the converting Holder need not include payment in the amount of such dividend upon surrender of shares of Preferred Stock for conversion. Upon conversion of any shares of Preferred Stock, the fair market value of the shares of Class C Common Stock issued in respect thereof (together with any cash payment in lieu of any fractional share) shall be treated as issued, to the extent thereof, first in exchange for original issue discount accrued on such shares of Preferred Stock through the Conversion Date, and the balance of such fair market value, if any, shall be treated as issued in exchange for the Liquidation Preference of such shares of Preferred Stock.

          (c) Cash Payments in Lieu of Fractional Shares. No fractional shares
              ------------------------------------------
of Class C Common Stock or scrip representing fractional shares shall be issued upon conversion of shares of Preferred Stock. If any fractional share of Class C Common Stock would be issuable upon the conversion of any shares of Preferred Stock, the Corporation shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Class C Common Stock shall be the closing price on the first Business Day immediately preceding the Conversion Date, determined as provided in the definition of "Fair Market Value" set forth in Section 1 of this Certificate of Designation.

          (d) Adjustment of Conversion Price. The Conversion Price shall be
              ------------------------------
adjusted from time to time by the Corporation as follows:

               (i) In case the Corporation shall (A) declare a dividend, or make a distribution, in shares of any series of its Common Stock, on any series of its Common Stock, (B) subdivide or reclassify any series of its outstanding Common Stock into a greater number of shares, (C) combine any series of its outstanding Common Stock into a smaller number of shares, (D) pay a dividend or make a distribution on any series of its Common Stock in shares of any series of its Capital Stock other than Common Stock, or (E) issue by reclassification of any series of its Common Stock shares of any series of its Capital Stock, the conversion privilege and the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any shares of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class C Common Stock or other Capital Stock of the Corporation, which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection 9(d)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. In the event such dividend, issue or distribution is not so made, the conversion privilege and the Conversion Price then in effect shall be readjusted to the conversion privilege and the Conversion Price which would then be in effect if such dividend, issue or distribution had not been declared or made, but such readjustment shall not affect the number of shares of Class C Common Stock or other shares of Capital Stock delivered upon any conversion prior to the date such readjustment is made.

               (ii) In case the Corporation shall issue rights, warrants, or options to all holders of any series of its Common Stock entitling them (for a period expiring within 60 days after the record date mentioned below) to subscribe for or purchase any series of Common Stock (or securities convertible into shares of any series of Common Stock) at a price per share less than the Fair Market Value per share of Common Stock, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights, warrants or options by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options plus the number of shares which the aggregate consideration received for the total number of shares so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible). An adjustment made pursuant to this subsection (ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this subsection applies. Such adjustment shall be made successively whenever any such rights, warrants or options are issued. To the extent that any such rights, warrants or options are not so issued or expire unexercised, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such unissued or unexercised rights, options or warrants had not been issued, but such readjustment shall not affect the number of shares of Class C Common Stock or other shares of Capital Stock delivered upon any conversion prior to the date such readjustment is made.

               (iii) In case the Corporation shall distribute to all holders of any series of its Common Stock any of its assets or debt securities, or rights, options, warrants or convertible or exchangeable securities of the Corporation (including securities for cash, but excluding (A) distributions of Capital Stock referred to in subsection 9(d)(i) above and distributions of rights, warrants or options referred to in subsection 9(d)(ii) above, and (B) cash dividends or other cash distributions that are paid out of consolidated current net income, earned surplus or retained earnings, unless such cash dividends or other cash distributions are extraordinary cash dividends), then in each such case, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned below less the then fair market value (as reasonably determined by the Board of Directors of the Corporation, in good faith and as described in a resolution of the Board of Directors) of the portion of the assets or debt Securities of the Corporation so distributed or of such rights, options, warrants or convertible or exchangeable securities applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to all holders of any series of Common Stock of such rights, options, warrants or convertible or exchangeable securities if the plan or arrangement under which such rights, options, warrants or convertible or exchangeable securities are issued provides for their issuance to the holders of the shares of Preferred Stock upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that any such distribution is not made, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such distribution had not been made, but such readjustment shall not affect the number of shares of Class C Common Stock or other shares of Capital Stock delivered upon any conversion prior to the date such readjustment is made.

               (iv) No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of
                  --------  -------
this subsection 9(d)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Anything in this Subsection 9(d) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this
Section 9(d), as it in its reasonable discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders, shall not be taxable.

               (v) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment, and shall mail such notice of adjustment to all Holders of Preferred Stock at their last addresses appearing on the stock transfer books of the Corporation.

               (vi) In any case in which this Subsection 9(d) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Holder of any shares of Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Class C Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Class C Common Stock issuable upon such conversion before giving effect to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of any fractional share of Class C Common Stock pursuant to Subsection 9(c).

               (vii) For purposes of any computation pursuant to this Section 9(d), respecting consideration received, the following shall apply:

                    (1) in the case of the issuance of shares of Capital Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

                    (2) in the case of the issuance of shares of Capital Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Corporation or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors or such committee; and

                    (3) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares of Capital Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Section).

               (viii) If after an adjustment a Holder of shares of Preferred Stock may, upon conversion of such Security, receive shares of two or more classes of Capital Stock of the Corporation, the Corporation shall determine on a fair basis the allocation of the adjusted Conversion Price between the classes of Capital Stock. After such allocation, the conversion privilege and the Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Class C Common Stock in this Section 9.

               (ix) In no event shall an adjustment pursuant to this subsection 9(d) reduce the Conversion Price below the then par value, if any, of the shares of Class C Common Stock issuable upon conversion of shares of Preferred Stock.

          (e) Effect of Reclassification, Consolidation, Merger or Sale. If any
              ---------------------------------------------------------
of the following events occur, namely (i) any reclassification or change of outstanding shares of Class C Common Stock issuable upon conversion of shares of Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with another Person shall be effected as a result of which holders of Class C Common Stock issuable upon conversion of shares of Preferred Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Class C Common Stock, or (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other Person, then the Corporation or such successor or purchasing Person, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent documents to establish that each share of Preferred Stock then outstanding shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Class C Common Stock issuable upon conversion of such shares of Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 9.

     If this Section applies with respect to a transaction, subsection 9(d) shall not apply with respect to that transaction. The above provisions of this subsection shall similarly apply to successive reclassifications, consolidations, mergers and sales.

          (f) Voluntary Adjustment. The Corporation at any time may reduce the
              --------------------
Conversion Price by any amount and for any period of time, provided that such
                                                           --------
period is not less than twenty (20) Business Days. Whenever the Conversion Price is reduced pursuant to this Subsection 9(f), the Corporation shall mail to the Holders, a notice of the reduction at least 15 days before the date the reduced Conversion Price takes effect and such notice shall state the reduced Conversion Price and the period it will be in effect.

          (g) Taxes on Shares Issued. The issuance of stock certificates upon
              ----------------------
conversion of shares of Preferred Stock shall be made without charge to the converting Holder for any tax in respect of the issuance thereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of stock in any name other than that of the Holder of shares of Preferred Stock converted (or any nominee thereof), and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (h) Reservation of Shares; Shares to be Fully Paid; Compliance with
              ---------------------------------------------------------------
Governmental Requirements. The Corporation shall reserve, free from preemptive
-------------------------
rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient shares of Class C Common Stock to provide for the conversion of all shares of Preferred Stock from time to time outstanding.

     The Corporation covenants that all shares of Class C Common Stock which may be issued upon conversion of shares of Preferred Stock will upon issuance be fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

          (i) Notice to Holders Prior to Certain Actions. In case:
              ------------------------------------------

               (i) the Corporation shall take any action that would require an adjustment in the Conversion Price pursuant to clauses (i), (ii) or (iii) of subsection 9(d) above; or

               (ii) any event described in subsection 9(e) above shall occur; or

               (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

the Corporation shall cause notice of such proposed action or event to be mailed to each Holder of record of Preferred Stock at its address appearing on the stock transfer books of the Corporation, as promptly as possible but in any event at least thirty days prior to the proposed record date for a dividend or distribution or proposed effective date of a subdivision, combination, reclassification, consolidation, merger, exchange, transfer, liquidation or dissolution; provided, however, that in the event that the Corporation provides public notice of such proposed action or event specifying the information set forth below at least ten days prior to the proposed record date or proposed effective date, the Corporation shall be deemed to have satisfied its obligation to provide notice pursuant to this subsection 9(i). In any event, such notice shall specify (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of record of Class C Common Stock to be entitled to such dividend, distribution or rights or warrants are to be determined, or (B) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Class C Common Stock shall be entitled to exchange their Class C Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding-up or termination.

     Section 10. Transfers; Replacement of Certificates.
                 --------------------------------------

          (a) Transfers. Subject to any restrictions on transfer under
              ---------
applicable securities or other laws, shares of Preferred Stock may be transferred on the books of the Corporation by the surrender to the Corporation of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and such proof of the authenticity of signature as the Corporation or the Transfer Agent may reasonably require.

          (b) Replacement of Certificates. If any mutilated certificate
              ---------------------------
representing shares of Preferred Stock is surrendered to the Corporation, or if a Holder claims the certificate representing shares of Preferred Stock has been lost, destroyed or willfully taken, the Corporation shall issue a replacement certificate of like tenor and date if (i) the Holder provides an indemnity bond or other security sufficient, in the reasonable judgment of the Corporation, to protect the Corporation and any authenticating agent and any of their officers, directors, employees or representatives from any loss which any of them may suffer if a certificate representing shares of Preferred Stock is replaced, and (ii) the Holder satisfies any other reasonable requirements of the Corporation.

     Section 11. Reacquired Shares. Any shares of Preferred Stock which are
                 -----------------
purchased, redeemed or otherwise acquired by the Corporation, shall be retired and cancelled by the Corporation promptly thereafter. No such shares shall upon their cancellation be reissued.

     IN WITNESS WHEREOF, Ampex Corporation has caused this Certificate of Designations to be duly signed by Craig L. McKibben, its Vice President, and attested by Nancy J. Esh, its Assistant Secretary, this 21st day of April, 1994.


                                                AMPEX CORPORATION


                                                By: /s/ Craig L. McKibben
                                                    ----------------------------
                                                   Name:  Craig L. McKibben
                                                   Title:  Vice President

Attest:

By:  /s/ Nancy J. Esh
     ---------------------------------------
     Name: Nancy J. Esh
     Title:  Assistant Secretary

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                     OF THE

                        8% NONCUMULATIVE PREFERRED STOCK

                           (Par Value $1.00 Per Share)

                                       of

                                AMPEX CORPORATION

                ------------------------------------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                ------------------------------------------------

     Ampex Corporation (formerly known as Ampex Incorporated), a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), does hereby certify:

     That, pursuant to authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code of 1953, as amended, said Board of Directors, by consent dated as of February 10, 1995, adopted a resolution providing for the issuance of a series of Preferred Stock consisting of sixty-nine thousand nine hundred seventy (69,970) shares of 8% Noncumulative Preferred Stock, $1.00 par value per share, of the Corporation, which resolutions are as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with provisions of the Restated Certificate of Incorporation, as amended, of the Corporation, a series of Preferred Stock of the Corporation known as 8% Noncumulative Preferred Stock be, and it hereby is, created, classified, authorized and the issuance thereof provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as set forth in the form appended hereto.

     Section 1. Designation and Amount.
                ----------------------

     The shares of this series of Preferred Stock shall be designated as "8% Noncumulative Preferred Stock," and the number of shares constituting such series shall be 69,970 with a par value per share of $1.00. The relative rights, preferences, restrictions and other matters relating to the Preferred Stock are contained in this Certificate of Designations.

     Section 2. Definitions. As used in this Certificate of Designations, the
                -----------
following terms shall have the following meanings:

     "Affiliate" means, with respect to any Person, any Person (other than Persons affiliated with Keystone Custodian Funds, Inc., Fidelity Management and Research Company and/or Fidelity Management Trust Company), that directly or indirectly, controls, is controlled by or under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Annual Dividend Rate" has the meaning set forth in Section 4(a) hereof.

     "Board of Directors" means the Board of Directors of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means any and all shares, rights to purchase, warrants, options, participations or other equivalents of or interests (other than security interests) in (however designated and whether voting or nonvoting) corporate stock.

     "Certificate of Designations" means this Certificate of Designations, Rights and Preferences establishing the Preferred Stock pursuant to Section 151 of the General Corporation Law of the State of Delaware, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

     "Change of Control" means the occurrence of any of the following events:
(i) any Person which is a "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act), other than SCI and its Affiliates, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total Voting Stock of the Corporation; (ii) the Corporation consolidates with, or merges with or into, another Person, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Corporation is converted into or exchanged for cash, securities or other property; or (iii) any order, judgment or decree is entered against the Corporation decreeing the dissolution or split up of the Corporation and such order shall remain undischarged or unstayed for a period in excess of sixty (60) days.

     "Change of Control Offer" has the meaning set forth in Section 8(a) hereof.

     "Change of Control Purchase Date" has the meaning set forth in Section 8(b) hereof.

     "Class A Common Stock" means the Class A Common Stock of the Corporation, $.01 par value per share.

     "Class B Common Stock" means the Class B Common Stock of the Corporation, $.01 par value per share.

     "Class C Common Stock" means the Class C Common Stock of the Corporation, $.01 par value per share.

     "Closing Date" means the date on which the shares of Preferred Stock are initially issued pursuant to the exchange described in the Exchange Agreement.

     "Common Stock" means the Class A Common Stock, Class B Common Stock and Class C Common Stock, and all shares hereafter authorized of any class of common stock of the Corporation.

     "Consolidated Net Income" means, for any period, the aggregate net income of the Corporation and its Subsidiaries for such period on a consolidated basis, determined in accordance with generally accepted accounting principles consistently applied, provided that there shall be excluded therefrom (i) the proceeds of sales of assets outside of the ordinary course of business of the Corporation and its subsidiaries, and (ii) any items classified as extraordinary or nonrecurring.

     "Default" has the meaning set forth in Section 4(c) hereof.

     "Dividend Payment Date" has the meaning set forth in Section 4(a) hereof.

     "Dividend Period" has the meaning set forth in Section 4(a) hereof.

     "Exchange Agreement" means the Exchange Agreement for 8% Noncumulative Preferred Stock and Common Stock dated as of February 14, 1995, among the Corporation and each of the Initial Holders signatory thereto, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.

     "Fair Market Value" means, as of any date with respect to the Common Stock, the average of the prices of Class A Common Stock for the 10 consecutive Trading Days prior to the day in question. The price of Class A Common Stock for each day shall be (i) the mean between the high and low quotations of Class A Common Stock on the National Market System of NASDAQ, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the highest bid and lowest offered quotations for Class A Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for such class of stock on at least 5 of the 10 days preceding the day in question, or (iii) if the Class A Common Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low quotations of Class A Common Stock on the principal securities exchange on which such class of stock is listed. If none of the conditions set forth above is met, the price of Class A Common Stock on any day shall be the fair market value of Class A Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Corporation.

     "Finance" means Ampex Finance Corporation, a Delaware corporation, and its Subsidiaries, as constituted from time to time.

     "Holder" means the person in whose name shares of Preferred Stock are registered on the books of the Corporation.

     "Initial Holder" means each Person in whose name shares of Preferred Stock are initially registered on the books of the Company, and any permitted transferee of such Initial Holder that is an affiliate of such Initial Holder.

     "Intercompany Agreements" means, collectively, the Facilities and Services Agreement dated as of July 24, 1992, among the Company (as successor to Ampex Systems Corporation), Ampex Recording Media Corporation ("ARMC") and Ampex Media Corporation ("AMC"), the Amended and Restated Trademark License Agreement among the Company (as successor to Ampex Systems Corporation), ARMC and AMC, dated as of June 22, 1993, the Contribution Agreement dated as of July 24, 1992, between AMC and ARMC, the Tax Consolidation Agreement dated as of July 24, 1992, by and among the Company, Ampex Media Holdings Incorporated, ARMC and AMC, the Intercompany Accounts Agreement dated as of September 28, 1993, among the Tape Companies and the Company (as successor to Ampex Systems Corporation), and the Tax Indemnification Agreements, as the same shall be amended, modified and supplemented from time to time.

     "Junior Stock" means all Class A Common Stock, Class B Common Stock, Class C Common Stock, and any other class or series of Capital Stock of the Corporation now or hereafter issued and outstanding that ranks junior as to dividends and/or liquidation to the Preferred Stock.

     "Liquidation Preference" means, with respect to each share of Preferred Stock, the sum of $1,000.00 (as adjusted to reflect any stock dividend, subdivision, reclassification, distribution or similar event relating to the Preferred Stock).

     "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

     "Non-Recourse Subsidiary" means any of the Tape Companies.

     "Person" means an individual, a corporation, a partnership, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization, or any other entity.

     "Preferred Stock" means the 8% Noncumulative Preferred Stock of the Corporation, $1.00 par value per share, established pursuant to this Certificate of Designations.

     "Redemption Common Stock" has the meaning set forth in Section 6(c) hereof.

     "Redemption Date" means any date on which shares of Preferred Stock are to be redeemed pursuant to Section 6 hereof.

     "Redemption Price" has the meaning set forth in Section 6(a) hereof.

     "Restricted Payment" has the meaning set forth in Section 4(d) hereof.

     "Restricted Subsidiary" means any Subsidiary of the Corporation other than a Non-Recourse Subsidiary.

     "SCI" means Sherborne & Company Incorporated, a Delaware corporation.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as may be amended from time to time.

     "Subsidiary" means (i) a corporation a majority of the Voting Stock of which is, at the time, directly or indirectly owned by the Corporation, by a Subsidiary or Subsidiaries of the Corporation (as the case may be) or by the Corporation and a Subsidiary or Subsidiaries of the Corporation (as the case may be), or (ii) any other Person (other than a corporation) in which the Corporation, one or more Subsidiaries of the Corporation (as the case may be), or the Corporation and one or more of its Subsidiaries (as the case may be), directly or indirectly, at the date of determination thereof, has at least majority ownership interest.

     "Tape Companies" means, collectively, Ampex Media Holdings Incorporated, a Delaware corporation, and its Subsidiaries, as constituted from time to time.

     "Trading Day" means, with respect to the Common Stock (i) if any series of Common Stock is quoted on the National Market System of NASDAQ or any similar system of automated dissemination of quotations of securities prices, each day on which trades may be made on such system, or (ii) if any series of Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business, or (iii) if shares of the Corporation's Common Stock are not listed or admitted for trading on NASDAQ or any securities exchange, a Business Day.

     "Voting Stock" means, with respect to any Person, all classes of Capital Stock of such Person then outstanding and normally entitled to vote for the election of directors of such Person. Any reference to a percentage of Voting Stock shall refer to the percentage of votes eligible to be cast for the election of directors which are attributable to the applicable shares of Voting Stock.

     Section 3. Rank. All shares of Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now or hereafter issued Junior Stock.

     Section 4. Dividends.
                ---------

          (a) Payment of Dividends. The Holders of Preferred Stock shall be
              --------------------
entitled to receive, when and as declared by the Board of Directors, in its sole discretion, out of funds legally available therefor, cash dividends at the rate per annum of 8% (the "Annual Dividend Rate") on the Liquidation Preference.

     Dividends on the Preferred Stock declared by the Board of Directors shall be payable quarterly, in arrears, on March 31, June 30, September 30, and December 31 of each year commencing March 31, 1995 (each such date, a "Dividend Payment Date"); provided that if any such date is not a Business Day, then such dividend shall be paid on the next succeeding Business Day. Each such dividend shall be payable to Holders of Preferred Stock at the close of business on the record date established by the Board of Directors, which record date shall be not more than 60 days prior to the date fixed for payment thereof. Quarterly dividend periods (each a "Dividend Period") shall commence on and include the first day of January, April, July and October of each year and shall end on and include the date next preceding the next Dividend Payment Date; provided,
                                                                --------
however, that the first Dividend Period shall commence on the Closing Date and
-------
shall end on and include March 31, 1995. The amount of dividends payable per share of Preferred Stock for each full Dividend Period shall be computed by applying the Annual Dividend Rate to the Liquidation Preference and dividing such amount by four (4) (the "Dividend Amount"). The Dividend Amount payable for the initial Dividend Period and any period shorter than a full Dividend Period shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30-day months.

          (b) Distribution of Dividend Payments. All payments of dividends on
              ---------------------------------
the Preferred Stock shall be distributed ratably among the Holders of Preferred Stock based upon the aggregate number of shares of Preferred Stock held by each Holder.

          (c) Additional Dividends. In the event that (i) the Corporation shall
              --------------------
fail to comply with its obligations under Section 4(d) below, or (ii) the Corporation shall fail to comply with any of its obligations under Section 7 or
Section 8 below and such failure shall continue uncured for a period of 30 days (each such event, a "Default"), then from the date of such Default and so long as such Default shall continue to exist unwaived or uncured, the Annual Dividend Rate applicable to the Preferred Stock shall be increased to a rate per annum of 10% on the Liquidation Preference.

          (d) Limitations on Certain Payments. So long as any Preferred Stock
              -------------------------------
shall be outstanding, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any Junior Stock with respect to any Dividend Period, except (i) any dividend or distribution payable solely in shares of Common Stock, or (ii) the purchase, redemption, exchange or other retirement of shares of Junior Stock in exchange solely for shares of Common Stock; provided, however, that so long as (i) the
                                   --------  -------
Corporation shall have paid to the Holders the Dividend Amount with respect to any Dividend Period, and (ii) no other Default shall have occurred and continue to exist, the Corporation may make any such dividend, distribution or other payment not permitted by this Section 4(d) with respect to such Dividend Period (each such payment, a "Restricted Payment"), if the aggregate amount of such Restricted Payment, together with all other Restricted Payments made during the previous four (4) Dividend Periods, would not exceed the sum of 50% of the aggregate Consolidated Net Income over the preceding four
(4) Dividend Periods (treated as a single accounting period).

     Section 5. Liquidation Preference. In the event of any liquidation,
                ----------------------
dissolution, or winding up of the Corporation, either voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive out of assets of the Corporation available for distribution to shareholders an amount equal to all declared and unpaid dividends on such shares plus a sum equal to the Liquidation Preference for each share of Preferred Stock then held by them, before any payment shall be made or any assets distributed to the holders of Junior Stock. If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount described above, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Preferred Stock in proportion to the shares of Preferred Stock then held by them.

     Section 6. Redemption.
                ----------

          (a) Mandatory Redemption. The Corporation shall redeem, out of funds
              --------------------
legally available therefor, all outstanding shares of Preferred Stock on December 31, 1997, at a price per share (the "Redemption Price") equal to 100% of the Liquidation Preference thereof plus all declared but unpaid dividends on such share.

          (b) Optional Redemption. The Corporation may, at its option on any
              -------------------
date set by the Board of Directors, redeem, out of funds legally available therefor, shares of Preferred Stock in whole at any time or in part from time to time, for an amount equal to the Redemption Price. Notwithstanding the foregoing, the Corporation shall not redeem less than all outstanding shares of Preferred Stock until all declared and unpaid dividends on all outstanding shares of Preferred Stock shall have been or shall concurrently be paid in full.

          (c) Procedures for Redemption.
              -------------------------

               (i) If fewer than all outstanding shares of Preferred Stock are to be redeemed, the number of shares of Preferred Stock to be redeemed from each Holder thereof shall be the number of shares determined by multiplying the total number of shares of Preferred Stock to be redeemed by a fraction, the numerator of which shall be the total number of shares of Preferred Stock held by such Holder and the denominator of which shall be the total number of shares of Preferred Stock then outstanding. Upon surrender of a stock certificate evidencing shares of Preferred Stock that are redeemed in part, the Corporation shall issue and deliver or cause to have issued and delivered to a Holder (at the Corporation's expense) a new stock certificate evidencing the unredeemed shares.

               (ii) At least 30 days but not more than 60 days before the applicable Redemption Date, the Corporation or, at the Corporation'srequest, the Corporation's transfer agent (the "Transfer Agent"), shall mail a notice of redemption by first-class mail postage prepaid to each Holder, addressed to each such Holder at its last address shown on the stock transfer books of the Corporation. Such notice shall identify the shares of Preferred Stock to be redeemed and shall, among other things, state:

                    (A) the Redemption Date;

                    (B) the Redemption Price and the type of consideration being paid in connection with the redemption;

                    (C) that the shares of Preferred Stock called for redemption must be surrendered to the Corporation to collect the Redemption Price;

                    (D) if fewer than all of the outstanding shares of Preferred Stock are to be redeemed, the identification and amounts of the shares of Preferred Stock to be redeemed, and that after the applicable Redemption Date, upon surrender of the stock certificate or certificates evidencing such shares, a new stock certificate equal to the unredeemed portion will be issued; and

                    (E) the section of the Certificate of Designation pursuant to which the shares of Preferred Stock called for redemption are being redeemed.

     Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice given to any other Holder.

               (iii) In connection with any redemption made pursuant to this
Section 6, the Corporation shall pay the Redemption Price of the shares redeemed in cash; provided, however, that if the Fair Market Value of the Common Stock on the Redemption Date shall have equaled or exceeded $4.00 per share, the Corporation, at its option, shall pay the Redemption Price of the shares redeemed either (x) in cash, or (y) in shares of Class C Common Stock (the "Redemption Common Stock"), or (z) in any combination of the foregoing. For purposes of determining the number of shares of Redemption Common Stock the value of which equals the Redemption Price, the Redemption Common Stock shall be deemed to have a value equal to 90% of the Fair Market Value of the Common Stock. No later than one Business Day prior to the applicable Redemption Date, the Corporation shall deposit with the Transfer Agent funds and, if applicable, shares of Redemption Common Stock, sufficient to pay the Redemption Price for all shares of Preferred Stock to be redeemed.

               (iv) As long as the Corporation has complied with the requirements set forth in this Section 6(c), from and after the applicable Redemption Date, shares of Preferred Stock so redeemed shall be cancelled and shall no longer be deemed to be outstanding, and, to the extent the Holders thereof no longer hold any Capital Stock, all rights of such Holders as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease.

     Section 7. Transactions With Affiliates.
                ----------------------------

          So long as a majority of the outstanding shares of Preferred Stock are held by any funds or accounts managed or advised by Keystone Custodians, Inc., Fidelity Management and Research Company or Fidelity Management Trust Company, the Corporation shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any transaction or any series of related transactions having a total value in excess of $100,000 per transaction or series of related transactions, or grant or consent to, or otherwise permit, any amendment to, supplement of, or waiver under, any agreement or contract, with any Affiliate (except for Restricted Subsidiaries other than Finance), unless it has been determined in good faith and certified in writing by the Board of Directors that such transaction (i) is in the best interests of the Corporation or such Restricted Subsidiary based on full disclosure of all relevant facts and circumstances, and (ii) is on fair and reasonable terms, no less favorable to the Corporation or such Restricted Subsidiary than terms that the Corporation or such Restricted Subsidiary and a non-affiliated Person in a similar situation would agree to in an arm's length transaction, the terms of which have been negotiated in good faith. Notwithstanding the foregoing, the Corporation and its Subsidiaries (A) may pay reasonable compensation to their respective officers and directors, and (B) may engage in transactions contemplated by the Intercompany Agreements.

     Section 8. Holders' Right to Redeem Preferred Stock Upon Change of Control.
                ---------------------------------------------------------------

          (a) If there shall have occurred a Change of Control the Corporation shall offer to purchase for cash at the Redemption Price, out of funds legally available therefor, at the option of each Initial Holder, all or any portion of the then outstanding Preferred Stock held by such Initial Holder (a "Change of Control Offer").

          (b) Procedures for Change of Control Offer.
              --------------------------------------

               (i) Within 15 days of such Change of Control, the Corporation or, at the Corporation's request, the Transfer Agent, shall mail a notice by first-class mail postage prepaid to each Initial Holder, addressed to such Initial Holders at their last addresses shown on the stock transfer books of the Corporation. The notice, which shall govern the terms of the Change of Control Offer, shall state:

                    (A) that the Change of Control Offer is being made pursuant to Section 8 of this Certificate of Designations;

                    (B) the applicable Redemption Price;

                    (C) the date fixed for optional redemption, which shall be a Business Day no earlier than 30 days and no later than 60 days after the date of mailing of notice of the Change of Control Offer (the "Change of Control Purchase Date"), other than as may be required by law;

                    (D) the method by which the Initial Holder may elect to accept a Change of Control Offer, and that any Initial Holder electing to have Preferred Stock redeemed pursuant to the Change of Control Offer will be required to surrender such Preferred

Stock to the Corporation by the close of business one Business Day before the Change of Control Purchase Date, together with a copy of such Initial Holder's election to accept the Corporation's Change of Control Offer;

                    (E) that Initial Holders will be entitled to withdraw, in whole or in part, their election to have Preferred Stock redeemed if the Corporation receives, not later than five Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Initial Holder, the identification and amounts of the shares of Preferred Stock delivered for redemption and a statement that such Initial Holder is withdrawing its election to have all or any portion of such Preferred Stock redeemed; and

                    (F) that, if fewer than all of the outstanding shares of Preferred Stock are to be redeemed, after the applicable Redemption Date, upon surrender of the stock certificate or certificates evidencing such shares, a new stock certificate equal to the unredeemed portion will be issued.

     Failure to give notice or any defect in the notice to any Initial Holder shall not affect the validity of the notice given to any other Initial Holder.

               (ii) An Initial Holder receiving a Change of Control Offer may elect to have all or any portion of its Preferred Stock redeemed by providing written notice thereof to the Corporation setting forth the identification and amounts of Preferred Stock to be redeemed and containing an appropriate telephone or facsimile transmission number at which such Initial Holder may be notified, received by the Corporation on or before the date 10 days preceding the Change of Control Purchase Date.

               (iii) No later than one Business Day prior to the applicable Change of Control Purchase Date, the Corporation shall deposit with the Transfer Agent funds sufficient to pay the Redemption Price for all shares of Preferred Stock to be redeemed. On the Change of Control Purchase Date, Preferred Stock surrendered to the Corporation as provided in this Section 8 shall be redeemed by the Corporation at the applicable Redemption Price.

               (iv) Upon surrender of a stock certificate evidencing shares of Preferred Stock that are redeemed in part, the Corporation shall issue and deliver or cause to have issued and delivered to an Initial Holder (at the Corporation's expense) a new stock certificate evidencing the unredeemed shares.

     Section 9. Voting Rights of Preferred Stock.
                --------------------------------

          (a) General. Except as set forth in this Section 9 or as is otherwise
              -------
required by law, the shares of Preferred Stock shall have no voting rights, and consent of the Holders of Preferred Stock shall not be required for taking any corporate action. In connection with any right to vote, each Holder of a share of Preferred Stock shall have one vote for each share held. Any shares of Preferred Stock owned, directly or indirectly, by the Corporation or any of its

Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

          (b) Certain Amendments. So long as any shares of Preferred Stock
              ------------------
remain outstanding:

               (i) the affirmative vote of the Holders of 100% of the outstanding shares of Preferred Stock, voting together as a separate class, shall be required in order to change (A) the amount of the Liquidation Preference or the dividend rate of, or any provision of Section 4 hereof relating to the calculation of the dividend on, the Preferred Stock, or (B) any provision of subsection 6(a), subsection 6(b) or subsection 8(a) hereof adversely affecting the rights of Holders of Preferred Stock or this Section 9; and

               (ii) the affirmative vote of the Holders of at least 51% of the outstanding shares of Preferred Stock, voting together as a separate class, shall be required in order to (A) amend, alter or repeal any of the provisions of the Restated Certificate of Incorporation of the Corporation, as amended to date, or this Certificate of Designations, so as to adversely affect any right, preference or voting power of the holders of Preferred Stock, or (B) authorize, create or issue any class or series of Capital Stock of the Corporation that is senior to or pari passu with the Preferred Stock with respect to dividends or
             ---- -----
the distribution of assets upon dissolution, liquidation or winding up of the Corporation.

     The foregoing voting provisions shall not apply if, at or prior to the time when the action with respect to which such vote would otherwise be required to be effected, all outstanding shares of Preferred Stock shall have been redeemed or notice of redemption shall have been provided and sufficient funds (and, if applicable, shares of Redemption Common Stock) shall have been delivered to the Transfer Agent to effect such redemption.

     Section 10. Transfers; Replacement of Certificates.
                 --------------------------------------

          (a) Transfers. Subject to any restrictions on transfer under
              ---------
applicable securities or other laws, shares of Preferred Stock may be transferred on the books of the Corporation by the surrender to the Corporation of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and such proof of the authenticity of signature as the Corporation or the Transfer Agent may reasonably require.

          (b) Replacement of Certificates. If any mutilated certificate
              ---------------------------
representing shares of Preferred Stock is surrendered to the Corporation, or if a Holder claims the certificate representing shares of Preferred Stock has been lost, destroyed or willfully taken, the Corporation shall issue a replacement certificate of like tenor and date if (i) the Holder provides an indemnity bond or other security sufficient, in the reasonable judgment of the Corporation, to protect the Corporation and any authenticating agent and any of their officers, directors, employees or representatives from any loss which any of them may suffer if a certificate representing shares of Preferred Stock is replaced, and
(ii) the Holder satisfies any other reasonable requirements of the Corporation.

     Section 11. Reacquired Shares. Any shares of Preferred Stock which are
                 -----------------
purchased, redeemed or otherwise acquired by the Corporation, shall be retired and cancelled by the Corporation promptly thereafter. No such shares shall upon their cancellation be reissued.

     IN WITNESS WHEREOF, Ampex Corporation has caused this Certificate of Designations to be duly signed by Craig L. McKibben, its Vice President, and attested by Nancy J. Esh, its Assistant Secretary, this 14th day of February, 1995.


                                         AMPEX CORPORATION


                                         By:      /s/ Craig L. McKibben
                                                  ------------------------------
                                                  Name:  Craig L. McKibben
                                                  Title:  Vice President

Attest:


By:      /s/ Nancy J. Esh
         ---------------------------
         Name:    Nancy J. Esh
         Title:  Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                AMPEX CORPORATION

     It is hereby certified that:

     FIRST: (a) The present name of the Corporation (hereinafter called the "Corporation") is Ampex Corporation.

          (b) The name under which the Corporation was originally incorporated was Ampex Delaware Incorporated, and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 22, 1992.

     SECOND: ARTICLE FOUR of the Restated Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

                                  ARTICLE FOUR

     4.1. Capital Stock. The total number of shares of capital stock which the
          -------------
Corporation shall have the authority to issue is 176,000,000 consisting of three classes of capital stock: 125,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"); 50,000,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common Stock"); and 1,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock").

     4.2. Designations, Preferences, etc. The designations, preferences, powers,
          ------------------------------
qualifications and special or relative rights or privileges of the capital stock of the Corporation shall be as set forth below in ARTICLE FIVE and ARTICLE SIX.

     THIRD: ARTICLE FIVE of the Restated Certificate of Incorporation is hereby amended in its entirety to read as follows:

                                  ARTICLE FIVE

     5.1. Common Stock; Identical Rights. As used in this Restated Certificate
          ------------------------------
of Incorporation, the term "Common Stock" shall refer collectively to the Class A Common Stock and the Class C Common Stock. Except as expressly provided otherwise in this ARTICLE FIVE or as required by law, all shares of Common Stock ("Common Shares") shall be identical and shall entitle the holders thereof to the same rights and privileges.

     5.2. Dividends. Subject to any preferential or other rights of the holders
          ---------
of any outstanding shares of Preferred Stock, the Board of Directors of the Corporation may cause dividends to be declared and paid on outstanding shares of Common Stock out of funds legally available for the payment of dividends. When, as and if such dividends are declared by the Corporation's Board of Directors, whether payable in cash, property, or securities of the Corporation, the holders of Common Stock shall be entitled to share equally therein, in accordance with the number of shares of Common Stock held by each such holder, except that if dividends are declared that are payable in shares of Common Stock, such stock dividends shall be payable at the same rate on the shares of each class of Common Stock and shall be payable only in shares of Class A Common Stock ("Class A Shares") to holders of Class A Shares and in shares of Class C Common Stock ("Class C Shares") to holders of Class C Shares.

     5.3. Stock Splits. The Corporation shall not in any manner subdivide or
          ------------
combine (by any stock split, reclassification, stock dividend, recapitalization, consolidation or otherwise) the outstanding shares of any class of Common Shares unless the outstanding shares of all classes of Common Shares shall be subdivided or combined proportionately and in the same manner.

     5.4. Liquidation Rights. Upon any voluntary or involuntary liquidation,
          ------------------
dissolution or winding-up of the affairs of the Corporation, after payment to all creditors of the Corporation of the full amounts to which they shall be entitled and subject to any preferential or other rights of the holders of any outstanding shares of Preferred Stock, the holders of all classes of Common Stock shall be entitled to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the stockholders of the Corporation, whether such assets are capital, surplus or earnings.

     For the purposes of this Section 5.4, neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

     5.5. Voting Rights. Except as otherwise required by law or provided below
          -------------
in this Section 5.5, and subject to the voting rights of the holders of any outstanding shares of Preferred Stock, the approval of all matters brought before the stockholders of the Corporation shall require the affirmative vote of the holders of a majority in voting power of the Class A Shares that are present in person or represented by proxy, voting as a single class, with each Class A Share being entitled to one vote. Subject to the voting rights of the holders of any outstanding shares of Preferred Stock, directors shall be elected by a plurality vote of the holders of Common Shares having voting rights that are present in person or represented by proxy, voting as a single class. The number of authorized Class A Shares, Class C Shares and shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding Class A Shares. Notwithstanding ARTICLE EIGHT or any other provision contained herein or in the By-Laws of the Corporation, the affirmative vote of the holders of at least 80% of the outstanding Common Shares having voting rights shall be required in order to: (i) amend or repeal the provisions of Sections 5.5.1, 5.5.2 and 5.5.3 below and of this sentence; and (ii) at any time prior to the 1996 Annual Meeting of Stockholders, amend or repeal the provisions of Section 8 of Article III and Section 1 of Article IX of the By-Laws of the Corporation. The holders of Class C Shares shall have no voting rights and the Class C Shares shall not be included in determining the number of shares voting or entitled to vote or consent on any matter, except as otherwise required by law.

          5.5.1. Classification of Directors. The Board of Directors shall be
                 ---------------------------
divided into three classes, which need not be equal in number, designated Class I, Class II and Class III. The size of each class and the initial members thereof (consisting of then-current Board members) shall be as established by the Board. The initial term of office of the Class I directors shall expire at the 1995 Annual Meeting of Stockholders; the initial term of office of the Class II directors shall expire at the 1996 Annual Meeting of Stockholders; and the initial term of office of the Class III directors shall expire at the 1997 Annual Meeting of Stockholders, with the members of each class to hold office until their successors have been duly elected and qualified or until their earlier resignation, removal for cause or death. At each Annual Meeting of Stockholders commencing with the 1995 Annual Meeting of Stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or until their earlier resignation, removal for cause or death. The Board of Directors, acting by a majority of the directors then in office (although less than a quorum) or by a sole remaining director, may fill vacancies and newly created directorships resulting from any increase in the authorized number of directors, and may designate the class of each director so chosen to fill a newly created directorship resulting from any increase in the authorized number of directors, and each director so chosen to fill a vacancy shall be a member of the same class as the director being replaced; provided, however, that prior to the 1996
                                      --------  -------
Annual Meeting of Stockholders, any vacancy in Class II resulting from the resignation, removal for cause or death of an Independent (defined below) director may be filled solely by (i) the Independent director or Independent directors remaining in Class II, if any, or (ii) if there are no Independent directors remaining in Class II, by the Board of Directors, acting by a majority of the directors then in office in all classes (although less than a quorum) or by a sole remaining director in any class, provided, further, that the
                                           --------  -------
individual so chosen to fill the Class II vacancy is an Independent director. All directors so chosen shall hold office until the next election of the class for which such directors have been chosen and until their successors shall be duly elected and qualified, or until their earlier resignation, removal for cause or death. Nothing contained in this Section 5.5.1 shall apply to any director to be elected separately by the holders of any outstanding shares of Preferred Stock. As used herein, the term "Independent" means any individual that is not an "affiliate" or "insider" (as defined in section 101 of title 11 of the United States Code) of the Corporation, Sherborne & Company Incorporated, Newhill Partners, L.P., Sherborne Holdings Incorporated, NH Bond Corp., 319 Holdings Incorporated, Lanesborough Corporation, Xepma II Inc., Xepma III Inc., any present or former member of the Official

Committee of Unsecured Creditors in the chapter 11 case of NH Holding Incorporated, or any other party in interest in such case and their respective affiliates.

          5.5.2. Removal of Directors. Subject to the voting rights of the
                 --------------------
holders of any outstanding shares of Preferred Stock, any director or the entire Board of Directors may be removed, but only for cause and only upon the affirmative vote of at least 80% of the outstanding Common Shares having voting rights.

          5.5.3. Number of Directors. The number of directors which shall
                 -------------------
constitute the whole Board of Directors shall be no less than three (3), and shall be fixed and may be altered from time to time solely by resolution of the Board of Directors; provided, however, that no decrease in the number of
                    --------  -------
directors shall shorten the term of any director at the time in office; and provided, further, that in the event of any vacancy occurring in Class II prior
--------  -------
to the 1996 Annual Meeting of Stockholders and resulting from the resignation, removal for cause or death of an Independent director in Class II, if any Independent director or Independent directors remain in Class II following such vacancy, then the Board of Directors shall not act to fill that vacancy or to reduce the number of directors constituting the whole Board to eliminate that vacancy for a period of at least sixty (60) days following the effective date of that vacancy; and provided, further, that prior to the 1996 Annual Meeting of
                  --------  -------
Stockholders, the Board of Directors shall not increase the number of directors constituting the whole Board of Directors to more than seven (7).

          5.5.4. Foreign Ownership. Notwithstanding any other provision of this
                 -----------------
Restated Certificate of Incorporation, Class A Shares owned of record or beneficially by any Restricted Foreign Holder (defined below) shall not be entitled to vote on any matter submitted to a vote of stockholders and shall not be considered in determining whether any voting level set forth in this Restated Certificate of Incorporation has been met. For purposes of this Section, a "Restricted Foreign Holder" is any person identified by name or status by the United States Department of Defense ("DoD") in any notice to the Corporation, whether written or oral, advising the Corporation that such person's ownership of Class A Shares is the subject of an investigation, inquiry or other action with respect to foreign ownership, control or influence of or on the Corporation which could adversely affect the Corporation's facility security clearances granted to it by the United States government to enable the Corporation to perform classified government contracts. Upon receipt by the Corporation of notice of any final determination by the DoD that such person's ownership of Class A Shares of the Corporation will not adversely affect the Corporation's security clearance, such person shall no longer be a Restricted Foreign Holder. If the DoD's final determination is that such person's ownership of Class A Shares adversely affects the Corporation's U.S. government facility security clearances, then such person shall continue to be a Restricted Foreign Holder for so long as such final determination remains in effect. Within 10 days of receipt of any such notice of investigation, inquiry, other action or final determination, the Corporation shall send notice thereof, and of the consequences hereunder thereof, to any affected Restricted Foreign Holder.

          All certificates for the Corporation's Class A Shares shall bear the following legend to reflect the requirements of this Section:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF AN INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

          5.5.5. Written Consent of Stockholders. No action that is required or
                 -------------------------------
permitted to be taken by the stockholders of the Corporation may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors of the Corporation.

     5.6. Conversion Rights of Class C Shares.
          -----------------------------------

          5.6.1. Conversion of Class C Shares upon Transfer; Conversion
                 ------------------------------------------------------
Procedures. Any Class C Shares that are transferred by the holder thereof to any
----------
other person shall convert automatically into an equal number of fully paid and nonassessable Class A Shares without any further action or procedures being required of such transferees or the Corporation unless, within ten (10) days after the date of such transfer, the Corporation receives the Class C Notice (defined below).

          If any transferee elects to retain all or a portion of the Class C Shares transferred to it in lieu of having such Class C Shares convert automatically into Class A Shares as described above, such transferee shall provide written notice to the Corporation, at its office, within ten (10) days after the date of such transfer, stating the number of Class C Shares acquired by such transferee and the date of such transfer, identifying the transferor and the transferee of such Class C Shares, and stating that the transferee has elected to retain all or a specified portion of such Class C Shares in lieu of receiving Class A Shares in accordance with this Section 5.6.1 (the "Class C Notice"). Receipt of the Class C Notice shall obligate the Corporation to register all or the specified portion of such Class C Shares in the name of such transferee or its designee, as specified in the Class C Notice, effective at the close of business on the date of such transfer and, to the extent permitted by law, such transferee shall be deemed to be the holder of record of the number of Class C Shares specified in such Class C Notice on the date of such transfer.

          If any transferee does not so elect to retain all or a portion of its Class C Shares, such transferee shall surrender the certificate or certificates for the Class C Shares to be converted into Class A Shares, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation, or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation, at such office stating: (i) that the transferee has acquired such Class C Shares, identifying the transferor and the transferee of such Class C Shares and stating the date of such transfer; (ii) that the Class C Shares have been converted in accordance with this Section 5.6.1; and (iii) the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and the address to which such certificates are to be delivered (the "Class A Notice"). Delivery of the Class A Notice together with the certificates formerly representing the Class C Shares shall obligate the Corporation to issue the Class A Shares pursuant to the instructions contained in such Class A Notice. Thereupon the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such transferee a certificate or certificates for the number of Class A Shares to which such transferee is entitled, registered in the name of such transferee or its designee, as specified in such Class A Notice. To the extent permitted by law, such conversion shall be deemed effective at the close of business on the date ten (10) days after the date of such transfer specified in the Class A Notice, and the transferee requesting such conversion shall be deemed to be the holder of record of the number of Class A Shares issuable upon such conversion on such date, in each case without regard to any failure by such transferee to deliver the certificates or the Class A Notice required by this Section 5.6.1.

          5.6.2. Unconverted Shares. In the event of the conversion of less than
                 ------------------
all of the Class C Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures and subject to the provisions of this Section 5.6, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of Class C Shares not converted.

          5.6.3. Reissuance of Shares. Class C Shares that are converted into
                 --------------------
Class A Shares as provided herein shall be retired and cancelled and shall not be reissued.

          5.6.4. Reservation. The Corporation hereby reserves and shall at all
                 -----------
times reserve and keep available, out of its authorized and unissued Class A Shares for the purposes of effecting conversions, such number of duly authorized Class A Shares as shall from time to time be sufficient to effect the conversion of all outstanding and Class C Shares. The Corporation covenants that all the Class A Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect thereto. The Corporation will take all such action as may be necessary to ensure that all such Class A Shares may be so issued without violation of any applicable law or regulation, any requirements of any national securities exchange upon which the Class A Shares may be listed, or any requirements of any inter-dealer quotation system of a registered national securities association upon which the Class A Shares may be authorized for quotation.

     5.7. Consideration Received Upon Business Combination.
          ------------------------------------------------

          5.7.1. General. In any merger, consolidation or other business
                 -------
combination with any party (other than a merger, consolidation or business combination to which Section 5.7.2. below applies) the consideration to be received per share by the holders of Class A Shares and Class C Shares must be identical, except that in any such transaction in which shares of common stock are to be received by holders of Common Shares in exchange for or upon conversion of such Common Shares, such shares may differ as to voting rights and conversion rights to the extent that voting rights and conversion rights differ among the Class A Shares and the Class C Shares pursuant to this Restated Certificate of Incorporation.

          5.7.2. Business Combination with SHI or Affiliates. As preconditions
                 -------------------------------------------
to any proposed merger, consolidation or other business combination with Sherborne Holdings Incorporated, a Delaware corporation ("SHI") or any of its Affiliates (other than a merger, consolidation or business combination with one or more wholly-owned subsidiaries of the Corporation in which the Corporation is the surviving entity and no outstanding Common Shares are converted, exchanged or cancelled), the Disinterested Directors (defined below) must have: (i) been provided the right to select and engage, at the Corporation's expense, legal, accounting and financial advisers to assist them in the consideration of such transaction; (ii) received a letter of opinion from a qualified independent investment banker of national reputation to the effect that the terms of such transaction are fair to the holders of Class A Shares and Class C Shares; and
(iii) approved, by a majority vote, the consummation of such transaction. For the purposes of this Section 5.7.2., the term "Disinterested Directors" shall mean those directors of the Corporation who: (x) are not parties to such transaction; and (y) are not officers or directors of, and have no material financial interest in, any other corporation, partnership, association, or other organization that is a party to such transaction.

     5.8. Defined Terms. For the purposes of this Restated Certificate of
          -------------
Incorporation:

          (a) the term "Affiliate" shall mean with respect to a specified individual or entity: any individual or entity who or that, directly or indirectly, controls or is controlled by or is under common control with the specified individual or entity (including, without limitation, any investment partnership in which the specified individual or entity is or becomes, directly or indirectly, a general partner);

          (b) the term "control" (including the terms "controls," "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an individual or entity, whether through the ownership of voting securities, by contract or otherwise; and

          (c) the term "wholly-owned subsidiary" of the Corporation shall mean a subsidiary all of whose outstanding voting securities (other than directors' qualifying shares) are owned by the Corporation and/or the Corporation's other wholly-owned subsidiaries.

     FOURTH: The amendments set forth above have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and by written consent of stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware, and written notice thereof has been given to all stockholders of the Corporation who did not consent thereto in writing. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and attested to by its undersigned officers this 20th day of April, 1995.


                                               /s/ Craig L. McKibben
                                               ---------------------------------
                                               Craig L. McKibben, Vice President

Attest:


/s/ Nancy J. Esh
---------------------------------
Nancy J. Esh, Assistant Secretary

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                     OF THE

                          8% NONCUMULATIVE CONVERTIBLE
                                 PREFERRED STOCK

                                       and

                                8% NONCUMULATIVE
                           REDEEMABLE PREFERRED STOCK

                           (Par Value $1.00 Per Share)

                                       of

                                AMPEX CORPORATION

                ------------------------------------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                ------------------------------------------------

     Ampex Corporation (formerly known as Ampex Incorporated), a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the"Corporation"), does hereby certify:

     That, pursuant to authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code of 1953, as amended, said Board of Directors, at a meeting held on June 24, 1998, adopted a resolution providing for the issuance of two series of Preferred Stock consisting of Ten Thousand (10,000) shares of 8% Noncumulative Convertible Preferred Stock, $1.00 par value per share, and Twenty-One Thousand Eight Hundred Fifty Nine (21,859) shares of 8% Noncumulative Mandatorily Redeemable Preferred Stock of the Corporation, $1.00 par value per share, which resolution is as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with provisions of the Restated Certificate of Incorporation, as amended of the Corporation, a series of Preferred Stock known as 8% Noncumulative Convertible Preferred Stock and a series of Preferred Stock known as 8% Noncumulative Redeemable Preferred Stock be, and hereby are, created, classified, authorized and the issuance thereof provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as set forth in the form appended hereto.

     Section 1. Designation and Amount.
                ----------------------

     The shares of Preferred Stock being created hereby shall consist of two series, which shall be designated, respectively, as "8% Noncumulative Convertible Preferred Stock" (the "Convertible Preferred Stock"), and "8% Noncumulative Redeemable Preferred Stock" (the "Redeemable Preferred Stock"). The Convertible Preferred Stock and the Redeemable Preferred Stock are referred to collectively herein as the "Preferred Stock." The number of shares of Convertible Preferred Stock shall be limited to Ten Thousand (10,000) shares, and the number of shares of Redeemable Preferred Stock shall be limited to Twenty-One Thousand Eight Hundred Fifty-Nine (21,859) shares. The relative rights, preferences, restrictions and other matters relating to the Preferred Stock are contained in this Certificate of Designations. Unless otherwise specified in this Certificate of Designations, each series of Preferred Stock created hereby shall have the same relative rights, preferences and limitations.

     Section 2. Definitions. As used in this Certificate of Designations, the
                -----------
following terms shall have the following meanings:

     "Affiliate" means, with respect to any Person, any Person (other than Persons affiliated with Keystone Custodian Funds, Inc., Fidelity Management and Research Company and/or Fidelity Management Trust Company), that directly or indirectly, controls, is controlled by or under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Annual Dividend Rate" has the meaning set forth in Section 4(a) hereof.

     "Board of Directors" means the Board of Directors of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means any and all shares, rights to purchase, warrants, options, participations or other equivalents of or interests (other than security interests) in (however designated and whether voting or nonvoting) corporate stock.

     "Certificate of Designations" means this Certificate of Designations, Rights and Preferences establishing the Preferred Stock pursuant to Section 151 of the General Corporation Law of the State of Delaware, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

     "Change of Control" means the occurrence of any of the following events:
(i) any Person which is a "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act), other than SCI and its Affiliates and the Holders and their Affiliates, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities

Exchange Act, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total Voting Stock of the Corporation; (ii) the Corporation consolidates with, or merges with or into, another Person, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Corporation is converted into or exchanged for cash, securities or other property; or (iii) any order, judgment or decree is entered against the Corporation decreeing the dissolution or split up of the Corporation and such order shall remain undischarged or unstayed for a period in excess of sixty (60) days.

     "Change of Control Offer" has the meaning set forth in Section 8(a) hereof.

     "Change of Control Purchase Date" has the meaning set forth in Section 8(b) hereof.

     "Class A Common Stock" means the Class A Common Stock of the Corporation, $.01 par value per share.

     "Class C Common Stock" means the Class C Common Stock of the Corporation, $.01 par value per share.

     "Closing Date" means the date on which the shares of Preferred Stock are initially issued pursuant to the exchange described in the Exchange Agreement.

     "Common Stock" means the Class A Common Stock and Class C Common Stock, and all shares hereafter authorized of any class of common stock of the Corporation.

     "Default" has the meaning set forth in Section 4(c) hereof.

     "Dividend Payment Date" has the meaning set forth in Section 4(a) hereof.

     "Dividend Period" has the meaning set forth in Section 4(a) hereof.

     "Exchange Agreement" means the Exchange Agreement for Preferred Stock, dated as of June 22, 1998, among the Corporation and each of the Initial Holders signatory thereto, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.

     "Fair Market Value" means, as of any date with respect to the Common Stock, the average of the prices of Class A Common Stock for the 30 consecutive Trading Days prior to the day in question. The price of Class A Common Stock for each day shall be (i) if the Class A Common Stock is listed or admitted for trading on any national securities exchange, the closing price of the Class A Common Stock on the principal securities exchange on which such the Class A Common Stock is listed, (ii) if not listed or admitted for trading on any national securities exchange, the closing price of the Class A Common Stock on the National Market System of

NASDAQ, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not quoted as described in clause (i) or clause (ii), the mean between the highest bid and lowest offered quotations for Class A Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for such class of stock on at least 5 of the 10 Trading Days preceding the day in question. If none of the conditions set forth above is met, the price of Class A Common Stock on any day shall be the fair market value of Class A Common Stock as determined by a member firm of the American Stock Exchange selected by the Corporation.

     "Holder" means the person in whose name shares of Preferred Stock are registered on the books of the Corporation.

     "Initial Holder" means each Person in whose name shares of Preferred Stock are initially registered on the books of the Company, and any permitted transferee of such Initial Holder that is an affiliate of such Initial Holder.

     "Junior Stock" means all Class A Common Stock, Class C Common Stock, and any other class or series of Capital Stock of the Corporation now or hereafter issued and outstanding that ranks junior as to dividends and/or liquidation to the Preferred Stock.

     "Liquidation Preference" means, with respect to each share of Preferred Stock, the sum of $2,000.00 (as adjusted to reflect any stock dividend, subdivision, reclassification, distribution or similar event relating to the Preferred Stock).

     "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

     "Person" means an individual, a corporation, a partnership, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization, or any other entity.

     "Preferred Stock" has the meaning set forth in Section 1 hereof.

     "Redemption Common Stock" has the meaning set forth in Section 6(c) hereof.

     "Redemption Date" means any date on which shares of Preferred Stock are to be redeemed pursuant to Section 6 hereof.

     "Redemption Price" has the meaning set forth in Section 6(a) hereof.

     "Restricted Payment" has the meaning set forth in Section 4(d) hereof.

     "SCI" means Sherborne & Company Incorporated, a Delaware corporation.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended from time to time.

     "Subsidiary" means (i) a corporation a majority of the Voting Stock of which is, at the time, directly or indirectly owned by the Corporation, by a Subsidiary or Subsidiaries of the Corporation (as the case may be) or by the Corporation and a Subsidiary or Subsidiaries of the Corporation (as the case may be), or (ii) any other Person (other than a corporation) in which the Corporation, one or more Subsidiaries of the Corporation (as the case may be), or the Corporation and one or more of its Subsidiaries (as the case may be), directly or indirectly, at the date of determination thereof, has at least majority ownership interest.

     "Trading Day" means, with respect to the Common Stock (i) if any series of Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business, or (ii) if any series of Common Stock is quoted on the National Market System of NASDAQ or any similar system of automated dissemination of quotations of securities prices, each day on which trades may be made on such system, or (iii) if shares of the Corporation's Common Stock are not listed or admitted for trading on NASDAQ or any securities exchange, a Business Day.

     "Voting Stock" means, with respect to any Person, all classes of Capital Stock of such Person then outstanding and normally entitled to vote for the election of directors of such Person. Any reference to a percentage of Voting Stock shall refer to the percentage of votes eligible to be cast for the election of directors which are attributable to the applicable shares of Voting Stock.

     "Wholly-Owned Subsidiary" means any Subsidiary with respect to which all of the outstanding Voting Stock (other than director's qualifying shares) of which are owned, directly or indirectly, by the Corporation.

     Section 3. Rank. All shares of Preferred Stock shall rank prior, both as to
                ----
payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now or hereafter issued Junior Stock. The shares of Convertible Preferred Stock and the shares of Redeemable Preferred Stock shall rank pari passu with respect to dividend rights and rights on liquidation,
     ---- -----
dissolution or winding up of the Corporation.

     Section 4. Dividends.
                ---------

          (a) Payment of Dividends. The Holders of Preferred Stock shall be
              --------------------
entitled to receive, when and as declared by the Board of Directors, in its sole discretion, out of funds legally available therefor, cash dividends at the rate per annum of 8% (the "Annual Dividend Rate") on the Liquidation Preference.

     Dividends on the Preferred Stock declared by the Board of Directors shall be payable quarterly, in arrears, on March 31, June 30, September 30, and December 31 of each year commencing June 30, 1998 (each such date, a "Dividend Payment Date"); provided that if any such date is not a Business Day, then such
                --------
dividend shall be paid on the next succeeding Business Day. Each such dividend shall be payable to Holders of Preferred Stock at the close of business on the record date established by the Board of Directors, which record date shall be not more than 60 days prior to the date fixed for payment thereof. Quarterly dividend periods (each a "Dividend Period") shall commence on and include the first day of January, April, July and October of each year and shall end on and include the date next preceding the next Dividend Payment Date; provided,
                                                                --------
however, that the first Dividend Period shall commence on the Closing Date and
-------
shall end on and include June 30, 1998. The amount of dividends payable per share of Preferred Stock for each full Dividend Period shall be computed by applying the Annual Dividend Rate to the Liquidation Preference and dividing such amount by four (4) (the "Dividend Amount"). The Dividend Amount payable for the initial Dividend Period and any period shorter than a full Dividend Period shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30-day months.

          (b) Distribution of Dividend Payments. All payments of dividends on
              ---------------------------------
the Preferred Stock shall be distributed ratably among the Holders of Preferred Stock based upon the aggregate number of shares of Preferred Stock held by each Holder.

          (c) Additional Dividends. In the event that (i) the Corporation shall
              --------------------
fail to comply with its obligations under Section 4(d) below, or (ii) the Corporation shall fail to comply with any of its obligations under Section 7 or
Section 8 below and such failure shall continue uncured for a period of 30 days (each such event, a "Default"), then from the date of such Default and so long as such Default shall continue to exist unwaived or uncured, the Annual Dividend Rate applicable to the Preferred Stock shall be increased to a rate per annum of 10% on the Liquidation Preference.

          (d) Limitations on Certain Payments. So long as any Preferred Stock
              -------------------------------
shall be outstanding, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any Junior Stock with respect to any Dividend Period, except (i) any dividend or distribution payable solely in shares of Common Stock, or (ii) the purchase, redemption, exchange or other retirement of shares of Junior Stock in exchange solely for shares of Common Stock; provided, however, that so long as (i) the
                                   --------  -------
Corporation shall have paid to the Holders the Dividend Amount with respect to any Dividend Period, and (ii) no other Default shall have occurred and continue to exist, the Corporation may make any such dividend, distribution or other payment not permitted by this Section 4(d) with respect to such Dividend Period (each such payment, a "Restricted Payment"), if the aggregate amount of such Restricted Payment, together with all other Restricted Payments made during the previous four (4) Dividend Periods, would not exceed the sum of 50% of the aggregate Consolidated Net Income over the preceding four (4) Dividend Periods (treated as a single accounting period).

     Section 5. Liquidation Preference. In the event of any liquidation,
                ----------------------
dissolution, or winding up of the Corporation, either voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive out of assets of the Corporation available for distribution to shareholders an amount equal to all declared and unpaid dividends on such shares plus a sum equal to the Liquidation Preference for each share of Preferred Stock then held by them, before any payment shall be made or any assets distributed to the holders of Junior Stock. If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount described above, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Preferred Stock in proportion to the shares of Preferred Stock then held by them.

     Section 6. Redemption.
                ----------

          (a) Mandatory Redemption. The Corporation shall redeem, out of funds
              --------------------
legally available therefor, outstanding

shares of Preferred Stock as follows:

               (i) On each September 30, December 31, March 31 and June 30 (each, a "Mandatory Redemption Date"), commencing June 30, 2001, a number of shares of Convertible Preferred Stock equal to 1/28th of the number of shares of Convertible Preferred Stock (rounded up to the nearest whole share) originally issued hereunder (or such lesser number of shares as shall be outstanding on the applicable Mandatory Redemption Date), at a redemption price per share of (the "Redemption Price") equal to 100% of the Liquidation Preference thereof plus all declared but unpaid dividends on such share;

               (ii) (A) On each of June 30, 1999, September 30, 1999, and December 31, 1999, a number of shares of Redeemable Preferred Stock having an aggregate Liquidation Preference equal to $1,500,000, and (B) on each Mandatory Redemption Date thereafter, commencing March 31, 2000, a number of shares of Redeemable Preferred Stock equal to 1/36th of the number of shares of Redeemable Preferred Stock (rounded up to the nearest whole share) outstanding on February 28, 2000 (or such lesser number of shares as shall be outstanding on the applicable Mandatory Redemption Date), in each case, at the Redemption Price per share specified above; provided however, that if the Fair Market Value of the
                       -------- -------
Class A Common Stock for any 30 consecutive Trading Days in any quarterly Dividend Period shall exceed $8.00 per share (subject to appropriate adjustment to reflect any stock split, recombination of shares or similar event affecting the Common Stock of the Company) , the number of shares of Redeemable Preferred Stock mandatorily redeemable by the Corporation pursuant to Section 6(a)(ii)(B) on the next succeeding Mandatory Redemption Date shall be equal to 200% of the number of shares otherwise redeemable by the Corporation on such Date.

          (b) Optional Redemption. The Corporation may, at its option, on any
              -------------------
date set by the Board of Directors, redeem, out of funds legally available therefor, shares of Preferred Stock of either series, in whole at any time or in part from time to time, for an amount equal to the Redemption Price. Notwithstanding the foregoing, the Corporation shall not redeem the Convertible Preferred Stock prior to June 30, 2001, nor shall the Corporation redeem less than all outstanding shares of either series of Preferred Stock until all declared and unpaid dividends on all outstanding shares of Preferred Stock of such series shall have been or shall concurrently be paid in full.

          (c) Mandatory Redemption Payments. Notwithstanding anything to the
              -----------------------------
contrary contained herein, if on any Mandatory Redemption Date the Corporation does not have legally available funds sufficient to make the required redemption payment in cash, the Corporation shall make such mandatory redemption payment by issuing shares of Common Stock, valued in accordance with the procedures specified in Section 6(d)(iii) below, in an amount equal to the applicable Redemption Price.

          (d) Procedures for Redemption.
              -------------------------

               (i) If fewer than all outstanding shares of Preferred Stock are to be redeemed, the number of shares of Preferred Stock to be redeemed from each Holder thereof shall be the number of shares determined by multiplying the total number of shares of Preferred Stock to be redeemed by a fraction, the numerator of which shall be the total number of shares of Preferred Stock held by such Holder and the denominator of which shall be the total number of shares of Preferred Stock then outstanding. Upon surrender of a stock certificate evidencing shares of Preferred Stock that are redeemed in part, the Corporation shall issue and deliver or cause to have issued and delivered to a Holder (at the Corporation's expense) a new stock certificate evidencing the unredeemed shares.

               (ii) At least 30 days but not more than 60 days before the applicable Redemption Date, the Corporation or, at the Corporation's request, the Corporation's transfer agent (the "Transfer Agent"), shall mail a notice of redemption by first-class mail postage prepaid to each Holder, addressed to each such Holder at its last address shown on the stock transfer books of the Corporation. Such notice shall identify the shares of Preferred Stock to be redeemed and shall, among other things, state:

                    (A) the Redemption Date;

                    (B) the Redemption Price and the type of consideration being paid in connection with the redemption;

                    (C) that the shares of Preferred Stock called for redemption must be surrendered to the Corporation to collect the Redemption Price;

                    (D) if fewer than all of the outstanding shares of Preferred Stock are to be redeemed, the identification and amounts of the shares of Preferred Stock to be redeemed, and that after the applicable Redemption Date, upon surrender of the stock certificate or certificates evidencing such shares, a new stock certificate equal to the unredeemed portion will be issued; and

                    (E) the section of the Certificate of Designation pursuant to which the shares of Preferred Stock called for redemption are being redeemed.

     Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice given to any other Holder.

               (iii) In connection with any optional or mandatory redemption made pursuant to this Section 6, the Corporation shall pay the Redemption Price of the shares redeemed in cash; provided, however, that the Corporation, at its option, shall have the right to pay the Redemption Price of the shares redeemed either (x) in cash, or (y) in shares of Class A or, if requested by a Holder in lieu of Class A, Class C Common Stock (the "Redemption Common Stock"), or (z) in any combination of the foregoing. For purposes of determining the number of shares of Redemption Common Stock the value of which equals the Redemption Price, the Redemption Common Stock shall be deemed to have a value equal to the higher of (A) the Fair Market Value of the Common Stock on the date of the notice required by Section 6(d)(ii) above or
(B)$2.50 per share (subject to appropriate adjustment to reflect any stock split, recombination of shares or similar event affecting the Common Stock of the Company); provided, however, that, as a condition to the issuance of any
              --------  -------
shares of Class A or Class C Common Stock in connection with any optional or mandatory redemption of Preferred Stock, the Corporation shall have complied with all laws, rules and regulations of any governmental or regulatory authority applicable to the issuance of such shares. No later than one Business Day prior to the applicable Redemption Date, the Corporation shall deposit with the Transfer Agent funds and, if applicable, shares of Redemption Common Stock, sufficient to pay the Redemption Price for all shares of Preferred Stock to be redeemed.

               (iv) As long as the Corporation has complied with the requirements set forth in this Section 6(d), from and after the applicable Redemption Date, shares of Preferred Stock so redeemed shall be cancelled and shall no longer be deemed to be outstanding, and, to the extent the Holders thereof no longer hold any Capital Stock, all rights of such Holders as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease.

     Section 7. Transactions With Affiliates.
                ----------------------------

          So long as a majority of the outstanding shares of Preferred Stock are held by any funds or accounts managed or advised by Keystone Custodians, Inc., Fidelity Management and Research Company or Fidelity Management Trust Company, the Corporation shall not, and shall not permit any of its Subsidiaries to, enter into any transaction or any series of related transactions having a total value in excess of $100,000 per transaction or series of related transactions with any Affiliate (except for wholly-owned Subsidiaries), unless it has been determined in good faith and certified in writing by the Board of Directors that such transaction (i) is in the best interests of the Corporation or such Subsidiary based on full disclosure of all relevant facts and circumstances, and
(ii) is on fair and reasonable terms, no less favorable to the Corporation or such Subsidiary than terms that the Corporation or such Subsidiary and a non-affiliated Person in a similar situation would agree to in an arm's length transaction, the terms of which have been negotiated in good faith. Notwithstanding the foregoing, the Corporation and its Subsidiaries may pay reasonable compensation to their respective officers and directors.

     Section 8. Holders' Right to Redeem Preferred Stock Upon Change of Control.
                ---------------------------------------------------------------

          (a) If there shall have occurred a Change of Control the Corporation shall offer to purchase for cash at the Redemption Price, out of funds legally available therefor, at the option of each Initial Holder, all or any portion of the then outstanding Preferred Stock held by such Initial Holder (a "Change of Control Offer").

          (b) Procedures for Change of Control Offer.
              --------------------------------------

               (i) Within 15 days of such Change of Control, the Corporation or, at the Corporation's request, the Transfer Agent, shall mail a notice by first-class mail postage prepaid to each Initial Holder, addressed to such Initial Holders at their last addresses shown on the stock transfer books of the Corporation. The notice, which shall govern the terms of the Change of Control Offer, shall state:

                    (A) that the Change of Control Offer is being made pursuant to Section 8 of this Certificate of Designations;

                    (B) the applicable Redemption Price;

                    (C) the date fixed for optional redemption, which shall be a Business Day no earlier than 30 days and no later than 60 days after the date of mailing of notice of the Change of Control Offer (the "Change of Control Purchase Date"), other than as may be required by law;

                    (D) the method by which the Initial Holder may elect to accept a Change of Control Offer, and that any Initial Holder electing to have Preferred Stock redeemed pursuant to the Change of Control Offer will be required to surrender such Preferred Stock to the Corporation by the close of business one Business Day before the Change of Control Purchase Date, together with a copy of such Initial Holder's election to accept the Corporation's Change of Control Offer;

                    (E) that Initial Holders will be entitled to withdraw, in whole or in part, their election to have Preferred Stock redeemed if the Corporation receives, not later than five Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Initial Holder, the identification and amounts of the shares of Preferred Stock delivered for redemption and a statement that such Initial Holder is withdrawing its election to have all or any portion of such Preferred Stock redeemed; and

                    (F) that, if fewer than all of the outstanding shares of Preferred Stock are to be redeemed, after the applicable Redemption Date, upon surrender of the stock certificate or certificates evidencing such shares, a new stock certificate equal to the unredeemed portion will be issued.

     Failure to give notice or any defect in the notice to any Initial Holder shall not affect the validity of the notice given to any other Initial Holder.

               (ii) An Initial Holder receiving a Change of Control Offer may elect to have all or any portion of its Preferred Stock redeemed by providing written notice thereof to the Corporation setting forth the identification and amounts of Preferred Stock to be redeemed and containing an appropriate telephone or facsimile transmission number at which such Initial Holder may be notified, received by the Corporation on or before the date 10 days preceding the Change of Control Purchase Date.

               (iii) No later than one Business Day prior to the applicable Change of Control Purchase Date, the Corporation shall deposit with the Transfer Agent funds sufficient to pay the Redemption Price for all shares of Preferred Stock to be redeemed. On the Change of Control Purchase Date, Preferred Stock surrendered to the Corporation as provided in this Section 8 shall be redeemed by the Corporation at the applicable Redemption Price.

               (iv) Upon surrender of a stock certificate evidencing shares of Preferred Stock that are redeemed in part, the Corporation shall issue and deliver or cause to have issued and delivered to an Initial Holder (at the Corporation's expense) a new stock certificate evidencing the unredeemed shares.

     Section 9. Conversion Privilege.
                --------------------

          (a) Right of Conversion. Each outstanding share of Convertible
              -------------------
Preferred Stock shall be convertible at the option of the Holder thereof, at any time prior to redemption thereof, into fully paid and nonassessable shares of Class A Common Stock, at the rate of that number of shares of Class A Common Stock for each full share of Convertible Preferred Stock that is equal to $2,000 divided by the Conversion Price applicable per share of Common Stock, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this Section 9. For purposes of this Certificate of Designation, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $4.00 and shall be adjusted from time to time in accordance with the provisions of this Section 9.

          (b) Conversion Procedures. In order to exercise the conversion
              ---------------------
privilege, the Holder of any share of Convertible Preferred Stock to be converted in whole or in part shall surrender the certificate or certificates evidencing such share (or, if such share shall have previously been submitted for redemption and not yet redeemed, the non-transferable receipt of delivery) to the Corporation and shall give written notice to the Corporation ("Conversion Notice"), that the Holder elects to convert such share or shares, or the portion thereof specified in said notice, into shares of Common Stock. The Conversion Notice shall also state the name or names (with address) in which the certificates for shares of Common Stock which shall be issuable upon such conversion shall be issued, and shall be accompanied by applicable transfer taxes, if required pursuant to subsection (g) of this Section 9. Each certificate evidencing Convertible Preferred Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such shares of Convertible Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the Holder or its duly authorized attorney.

     As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates evidencing the Convertible Preferred Stock relating thereto, the Corporation shall issue and shall deliver to such Holder (or upon the written order of such Holder), a certificate or certificates for the number of full shares of Class A Common Stock issuable upon the conversion of such shares of Convertible Preferred Stock or portion thereof in accordance with the provisions of this Section 9 and a check or cash in respect of any fractional shares of Common Stock issuable upon such conversion, as provided in subsection (e) of this

Section 9. In case less than all the shares of Convertible Preferred Stock represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to or upon the written order of the Holder of the shares of Convertible Preferred Stock so surrendered, without charge to such Holder, a new certificate or certificates representing shares equal to the unconverted portion of the surrendered certificate.

     Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates evidencing shares of Convertible Preferred Stock (or receipt of delivery) shall have been surrendered to the Conversion Agent and a Conversion Notice with respect to such shares shall have been received by the Corporation, as described above. Any Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby; provided, however, that
                                                        --------  -------
surrender of the certificate or certificates evidencing shares of Preferred Stock on any date when the stock transfer books of the Corporation shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date on which such certificate or certificates shall have been surrendered.

     Except as provided in this Section 9, no payment or adjustment will be made for dividends or other distributions with respect to any shares of Common Stock issuable upon conversion of shares of Convertible Preferred Stock as provided herein. No payment or adjustment shall be made by the Corporation to any Holder of shares of Convertible Preferred Stock surrendered for conversion in respect of dividends accrued since the last preceding Dividend Payment Date on the shares of Convertible Preferred Stock surrendered for conversion; provided,
                                                                  --------
however, that if shares of Convertible Preferred Stock shall be converted
-------
subsequent to any record date with respect to any Dividend Payment Date and prior to the next succeeding Dividend Payment Date, the dividend due on such Dividend Payment Date shall be payable with respect to such shares of Convertible Preferred Stock notwithstanding such conversion, and such dividend (whether or not punctually paid or duly provided for) shall be paid to the Holder of such shares as at the close of business on such record date, and the converting Holder need not include payment in the amount of such dividend upon surrender of shares of Convertible Preferred Stock for conversion.

          (c) Cash Payments in Lieu of Fractional Shares. No fractional shares
              ------------------------------------------
of Common Stock or scrip representing fractional shares shall be issued upon conversion of shares of Convertible Preferred Stock. If any fractional share of Common Stock would be issuable upon the conversion of any shares of Convertible Preferred Stock, the Corporation shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the closing price on the first Business Day immediately preceding the Conversion Date, determined as provided in the definition of "Fair Market Value" set forth in Section 1 of this Certificate of Designation.

          (d) Adjustment of Conversion Price. The Conversion Price shall be
              ------------------------------
adjusted from time to time by the Corporation as follows:

               (i) In case the Corporation shall (A) declare a dividend, or make a distribution, in shares of any series of its Common Stock, on any series of its Common Stock, (B) subdivide or reclassify any series of its outstanding Common Stock into a greater number of shares, (C) combine any series of its outstanding Common Stock into a smaller number of shares, (D) pay a dividend or make a distribution on any series of its Common Stock in shares of any series of its Capital Stock other than Common Stock, or (E) issue by reclassification of any series of its Common Stock shares of any series of its Capital Stock, the conversion privilege and the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any shares of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock or other Capital Stock of the Corporation, which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection 9(d)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. In the event such dividend, issue or distribution is not so made, the conversion privilege and the Conversion Price then in effect shall be readjusted to the conversion privilege and the Conversion Price which would then be in effect if such dividend, issue or distribution had not been declared or made, but such readjustment shall not affect the number of shares of Common Stock or other shares of Capital Stock delivered upon any conversion prior to the date such readjustment is made.

               (ii) In case the Corporation shall issue rights, warrants, or options to all holders of any series of its Common Stock entitling them (for a period expiring within 60 days after the record date mentioned below) to subscribe for or purchase any series of Common Stock (or securities convertible into shares of any series of Common Stock) at a price per share less than the Fair Market Value per share of Common Stock, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights, warrants or options by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options plus the number of shares which the aggregate consideration received for the total number of shares so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible). An adjustment made pursuant to this subsection (ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this subsection applies. Such adjustment shall be made successively whenever any such rights, warrants or options are issued. To the extent that any such rights, warrants or options are not so issued or expire unexercised, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such unissued or unexercised rights, options or warrants had not been issued, but such readjustment shall not affect the number of shares of Common Stock or other shares of Capital Stock delivered upon any conversion prior to the date such readjustment is made.

               (iii) In case the Corporation shall distribute to all holders of any series of its Common Stock any of its assets or debt securities, or rights, options, warrants or convertible or exchangeable securities of the Corporation (including securities for cash, but excluding (A) distributions of Capital Stock referred to in subsection 9(d)(i) above and distributions of rights, warrants or options referred to in subsection 9(d)(ii) above, and (B) cash dividends or other cash distributions that are paid out of consolidated current net income, earned surplus or retained earnings, unless such cash dividends or other cash distributions are extraordinary cash dividends), then in each such case, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned below less the then fair market value (as reasonably determined by the Board of Directors of the Corporation, in good faith and as described in a resolution of the Board of Directors) of the portion of the assets or debt securities of the Corporation so distributed or of such rights, options, warrants or convertible or exchangeable securities applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to all holders of any series of Common Stock of such rights, options, warrants or convertible or exchangeable securities if the plan or arrangement under which such rights, options, warrants or convertible or exchangeable securities are issued provides for their issuance to the holders of the shares of Convertible Preferred Stock upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that any such distribution is not made, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such distribution had not been made, but such readjustment shall not affect the number of shares of Common Stock or other shares of Capital Stock delivered upon any conversion prior to the date such readjustment is made.

               (iv) No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of
                  --------  -------
this subsection 9(d)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Anything in this Subsection 9(d) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this
Section 9(d), as it in its reasonable discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders, shall not be taxable.

               (v) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment, and shall mail such notice of adjustment to all Holders of

Convertible Preferred Stock at their last addresses appearing on the stock transfer books of the Corporation.

               (vi) In any case in which this Subsection 9(d) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Holder of any shares of Convertible Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of any fractional share of Common Stock pursuant to Subsection 9(c).

               (vii) For purposes of any computation pursuant to this Section 9(d), respecting consideration received, the following shall apply:

                    (A) in the case of the issuance of shares of Capital Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

                    (B) in the case of the issuance of shares of Capital Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Corporation or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors or such committee; and

                    (C) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares of Capital Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Section).

               (viii) If after an adjustment a Holder of shares of Convertible Preferred Stock may, upon conversion of such Security, receive shares of two or more classes of Capital Stock of the Corporation, the Corporation shall determine on a fair basis the allocation of the adjusted Conversion Price between the classes of Capital Stock. After such allocation, the conversion privilege and the Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 9.

               (ix) In no event shall an adjustment pursuant to this subsection 9(d) reduce the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of shares of Convertible Preferred Stock.

          (e) Effect of Reclassification, Consolidation, Merger or Sale. If any
              ---------------------------------------------------------
of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of shares of Convertible Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with another Person shall be effected as a result of which holders of Common Stock issuable upon conversion of shares of Convertible Preferred Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other Person, then the Corporation or such successor or purchasing Person, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent documents to establish that each share of Convertible Preferred Stock then outstanding shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such shares of Convertible Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9.

     If this Section applies with respect to a transaction, subsection 9(d) shall not apply with respect to that transaction. The above provisions of this subsection shall similarly apply to successive reclassifications, consolidations, mergers and sales.

          (f) Voluntary Adjustment. The Corporation at any time may reduce the
              --------------------
Conversion Price by any amount and for any period of time, provided that such
                                                           --------
period is not less than twenty (20) Business Days. Whenever the Conversion Price is reduced pursuant to this Subsection 9(f), the Corporation shall mail to the Holders, a notice of the reduction at least 15 days before the date the reduced Conversion Price takes effect and such notice shall state the reduced Conversion Price and the period it will be in effect.

          (g) Taxes on Shares Issued. The issuance of stock certificates upon
              ----------------------
conversion of shares of Convertible Preferred Stock shall be made without charge to the converting Holder for any tax in respect of the issuance thereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of stock in any name other than that of the Holder of shares of Convertible Preferred Stock converted (or any nominee thereof), and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (h) Reservation of Shares; Shares to be Fully Paid; Compliance with
              ---------------------------------------------------------------
Governmental Requirements. The Corporation shall reserve, free from preemptive
-------------------------
rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient shares of Class A and Class C Common Stock to provide for the conversion of all shares of Convertible Preferred Stock from time to time outstanding.

     The Corporation covenants that all shares of Common Stock which may be issued upon conversion of shares of Preferred Stock will upon issuance be fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

               (i) Notice to Holders Prior to Certain Actions. In case: the
                   ------------------------------------------
Corporation shall take any action that would require an adjustment in the Conversion Price pursuant to clauses (i), (ii) or (iii) of subsection 9(d) above; or

               (ii) any event described in subsection 9(e) above shall occur; or

               (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

the Corporation shall cause notice of such proposed action or event to be mailed to each Holder of record of Convertible Preferred Stock at its address appearing on the stock transfer books of the Corporation, as promptly as possible but in any event at least thirty days prior to the proposed record date for a dividend or distribution or proposed effective date of a subdivision, combination, reclassification, consolidation, merger, exchange, transfer, liquidation or dissolution; provided, however, that in the event that the Corporation provides
             --------  -------
public notice of such proposed action or event specifying the information set forth below at least ten days prior to the proposed record date or proposed effective date, the Corporation shall be deemed to have satisfied its obligation to provide notice pursuant to this subsection 9(i). In any event, such notice shall specify (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution or rights or warrants are to be determined, or
(B) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Class A Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding-up or termination.

     Section 10. Voting Rights of Preferred Stock.
                 --------------------------------

          (a) General. Except as set forth in this Section 10 or as is otherwise
              -------
required by law, the shares of Preferred Stock shall have no voting rights, and consent of the Holders of Preferred Stock shall not be required for taking any corporate action. In connection with any right to vote, each Holder of a share of Preferred Stock shall have one vote for each share held. Any shares of Preferred Stock owned, directly or indirectly, by the Corporation or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

          (b) In the event that the Corporation shall have failed to discharge any mandatory redemption obligation with respect to either series of the Preferred Stock, the Corporation's Board of Directors will be increased by one director and the holders of all shares of Preferred Stock, voting as a single class, will be entitled to elect such additional director. Such voting right will continue until such time as the Corporation has fulfilled its mandatory redemption obligation.

          (c) Certain Amendments. So long as any shares of Preferred Stock
              ------------------
remain outstanding:

               (i) the affirmative vote of the Holders of 100% of the outstanding shares of Convertible Preferred Stock or Redeemable Preferred Stock, as the case may be, voting as a separate class, shall be required in order to change (A) the amount of the Liquidation Preference or the dividend rate of, or any provision of Section 4 hereof relating to the calculation of the dividend on, the shares of such series, or (B) any provision of subsection 6(a), subsection 6(b) or subsection 8(a) hereof adversely affecting the rights of Holders of shares of such series or this Section 10; and

               (ii) the affirmative vote of the Holders of at least 51% of the outstanding shares of Convertible Preferred Stock or Redeemable Preferred Stock, as the case may be, voting as a separate class, shall be required in order to
(A) amend, alter or repeal any of the provisions of the Restated Certificate of Incorporation of the Corporation, as amended to date, or this Certificate of Designations, so as to adversely affect any right, preference or voting power of the holders of shares of such series, or (B) authorize, create or issue any class or series of Capital Stock of the Corporation that is senior to the Convertible Preferred Stock or Redeemable Preferred Stock, as the case may be, with respect to dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation.

     The foregoing voting provisions shall not apply if, at or prior to the time when the action with respect to which such vote would otherwise be required to be effected, all outstanding shares of Convertible Preferred Stock or Redeemable Preferred Stock, as the case may be, shall have been redeemed or notice of redemption shall have been provided and sufficient funds (and, if applicable, shares of Redemption Common Stock) shall have been delivered to the Transfer Agent to effect such redemption.

     Section 11. Transfers; Replacement of Certificates.
                 --------------------------------------

          (a) Transfers. Subject to any restrictions on transfer under
              ---------
applicable securities or other laws, shares of Preferred Stock may be transferred on the books of the Corporation by the surrender to the Corporation of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and such proof of the authenticity of signature as the Corporation or the Transfer Agent may reasonably require.

          (b) Replacement of Certificates. If any mutilated certificate
              ---------------------------
representing shares of Preferred Stock is surrendered to the Corporation, or if a Holder claims the certificate representing shares of Preferred Stock has been lost, destroyed or willfully taken, the Corporation shall issue a replacement certificate of like tenor and date if (i) the Holder provides an indemnity bond or other security sufficient, in the reasonable judgment of the Corporation, to protect the Corporation and any authenticating agent and any of their officers, directors, employees or representatives from any loss which any of them may suffer if a certificate representing shares of Preferred Stock is replaced, and (ii) the Holder satisfies any other reasonable requirements of the Corporation.

     Section 12. Reacquired Shares. Any shares of Preferred Stock which are
                 -----------------
purchased, redeemed or otherwise acquired by the Corporation, shall be retired and cancelled by the Corporation promptly thereafter. No such shares shall upon their cancellation be reissued.

     IN WITNESS WHEREOF, Ampex Corporation has caused this Certificate of Designations to be duly signed by its duly authorized officer this 24th day of June, 1998.

                                                  AMPEX CORPORATION


                                                  By:   /s/ Craig L. McKibben
                                                        ------------------------
                                                        Name:  Craig L. McKibben
                                                        Title:  Vice President

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                AMPEX CORPORATION


     It is hereby certified that:

     FIRST:   (a) The present name of the Corporation (hereinafter called the
"Corporation") is Ampex Corporation.

              (b) The name under which the Corporation was originally incorporated was Ampex Delaware Incorporated, and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 22, 1992.

     SECOND: Section 4.1 of ARTICLE FOURTH of the Restated Certificate of Incorporation, as amended, of the Corporation is hereby amended in its entirety to read as follows:

     4.1.     Capital Stock. The total number of shares of capital stock which
              -------------
the Corporation shall have the authority to issue is 226,000,000, consisting of three classes of capital stock: 175,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"); 50,000,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common Stock"); and 1,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock").

     THIRD:   The amendment set forth above has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its undersigned officer this 21st day of June, 1999.



                                            /s/ Craig L. McKibben
                                            Name: Craig L. McKibben
                                            Title:   Vice President